As filed with the Securities and Exchange Commission on February 9, 1996
                                                      Registration Nos. 33-33479
                                                                        811-6048

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          Pre-Effective Amendment No.                        [ ]


                        Post-Effective Amendment No. 10                      [X]


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                Amendment No. 12                             [X]


                        (Check appropriate box or boxes)

                                   ----------


                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

           (formerly, Prudential Short-Term Global Income Fund, Inc.)

               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 214-1250

                               S. Jane Rose, Esq.
                               One Seaport Plaza
                            New York, New York 10292
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):


      [ ] immediately upon filing pursuant to paragraph (b)


      [ ] on (date) pursuant to paragraph (b)


      [X] 60 days after filing pursuant to paragraph (a)(i)


      [ ] on (date), pursuant to paragraph (a)(i)

      [ ] 75 days after filing pursuant to paragraph (b)

      [ ] on (date) pursuant to paragraph (a)(ii) of rule 485

          If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        CALCULATION OF REGISTRATION FEE

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                                  Proposed Maximum  Proposed Maximum
    Title of Securities             Amount Being     Offering Price    Aggregate         Amount of
      Being Registered               Registered        Per Share*   Offering Price*   Registration Fee
--------------------------------------------------------------------------------------------------------
Shares of Common Stock,
  par value $0.001 per share         Indefinite**          N/A            N/A                N/A

Shares of Common Stock,
  par value $0.001 per share         24,726,745*          $8.81       $289,998.77            $100
========================================================================================================

 *The  calculation of the  maximum aggregate offering price was made pursuant to
  Rule 24e-2 and was based upon an offering price of $8.81 per share, equal to the net asset value per share as of the close of business on February 1, 1996 pursuant to Rule 457(d). The total number of shares redeemed during the fiscal year ended October 31, 1995 amounted to 28,217,058 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of Rule 24e-2 in all previous filings of post-effective amendments during the current year, and 3,523,230 shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 24,693,828 ($114,986,640) of the redeemed shares for the fiscal year ended October 31, 1995 are being used for the reductions in the post-effective amendment being filed herein.

**Pursuant to  Rule 24f-2 under the Investment  Company Act of 1940,  Registrant has previously registered an Indefinite number of shares of its Common Stock par value $.001 per share. The Registrant has filed a notice under such Rule for its fiscal year ended October 31, 1995 within 60 days of such date.
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                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                                   Location
-------------                                                                   --------
Part A

Item  1. Cover Page .........................................................   Cover Page

Item  2. Synopsis ...........................................................   Fund Expenses; Fund Highlights


Item  3. Condensed Financial Information ....................................   Fund Expenses; Financial Highlights; How
                                                                                  the Fund Calculates Performance

Item  4. General Description of Registrant ..................................   Cover Page; Fund Highlights; How the
                                                                                  Fund  Invests; General Information

Item  5. Management of the Fund .............................................   Financial Highlights; How The Fund Is
                                                                                  Managed

Item 5A. Management's Discussion of Fund Performance.........................   Not Applicable


Item  6. Capital Stock and Other Securities .................................   Taxes, Dividends and Distributions;
                                                                                  General Information


Item  7. Purchase of Securities Being Offered ...............................   Shareholder Guide; How the Fund
                                                                                  Values Its Shares

Item  8. Redemption or Repurchase ...........................................   Shareholder Guide; How the Fund
                                                                                  Values Its Shares

Item  9. Pending Legal Proceedings ..........................................   Not Applicable

Part B

Item 10. Cover Page .........................................................   Cover Page

Item 11. Table of Contents ..................................................   Table of Contents


Item 12. General Information and History ....................................   General Information

Item 13. Investment Objectives and Policies .................................   Investment Objective and Policies;
                                                                                  Investment Restrictions;


Item 14. Management of the Fund .............................................   Directors and Officers; Manager;
                                                                                  Distributor

Item 15. Control Persons and Principal Holders of Securities ................   Not Applicable

Item 16. Investment Advisory and Other Services .............................   Manager; Distributor; Custodian,
                                                                                  Transfer and Dividend Disbursing
                                                                                  Agent and Independent Accountants

Item 17. Brokerage Allocation and Other Practices ...........................   Portfolio Transactions and Brokerage

Item 18. Capital Stock and Other Securities .................................   Not Applicable


Item 19. Purchase, Redemption and Pricing of Securities Being Offered .......   Purchase and Redemption of Fund
                                                                                  Shares; Shareholder Investment
                                                                                  Account; Net Asset Value


Item 20. Tax Status .........................................................   Taxes

Item 21. Underwriters .......................................................   Distributor

Item 22. Calculation of Performance Data ....................................   Performance Information

Item 23. Financial Statements ...............................................   Financial Statements


Part C
  Information  required  to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
Post-Effective Amendment to the Registration Statement.

Prudential Global Limited
Maturity Fund, Inc.
(Limited Maturity Portfolio)


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Prospectus dated February 16, 1996


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Prudential Global Limited Maturity Fund, Inc. (formerly, Prudential Short-Term Global Income Fund, Inc.) (the Fund)-Limited Maturity Portfolio (formerly, Short-Term Global Income Portfolio) (the Portfolio), is one of two separate portfolios of an open-end management investment company, or mutual fund. The Portfolio's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years, with the maturity for any individual security generally not exceeding 10 years. The Portfolio seeks to maximize total return by investing in debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified and may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. In addition, the Portfolio may invest up to 20% of its total assets in non-investment grade securities, which may entail additional risks. The Portfolio may also engage in various hedging and return enhancement strategies, including derivative transactions, such as those involving the purchase and sale of put and call options and foreign currencies and futures contracts on foreign currencies. There can be no assurance that the Portfolio's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


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This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 16, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS
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    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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What is Prudential Global Limited Maturity Fund, Inc., Limited Maturity
Portfolio?
    Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified management investment company.

What is the Portfolio's Investment Objective?
    The Portfolio's investment objective is to maximize total return, the components of which are current income and capital appreciation. There can be no assurance that the Portfolio's objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" at page 7.

Risk Factors and Special Characteristics
    In seeking to achieve its investment objective, the Portfolio invests primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years, with the maturity for any individual security generally not exceeding 10 years. The Portfolio seeks to maximize total return by investing in debt securities denominated in the U.S. dollar and a range of foreign securities. See "How the Fund Invests-Investment Objective and Policies" at page 7. The Portfolio may invest in developing countries, and in countries with new or developing capital markets. Companies in developing countries in which the Portfolio may invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in U.S. Government Securities and securities of domestic companies. See "How the Fund Invests-Risk Factors on Foreign Investments" at page 9. In addition, the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Services, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P) or by another nationally recognized statistical rating organization (NRSRO), or if unrated, are deemed to be of equivalent quality by the Subadviser (defined below). Investment in non-investment grade securities may entail additional risks to the Portfolio. See "How the Fund Invests-Risk Factors-Medium and Lower-Rated Securities" at page 9. The Portfolio may also engage in various hedging and return enhancement strategies, including derivative transactions, such as those involving the purchase and sale of put and call options and foreign currencies and futures contracts on foreign currencies. See "How the Fund Invests-Other Investments and Investment Techniques-Hedging and Return Enhancement Strategies-Risks of Hedging and Return Enhancement Strategies" at page 13. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Portfolio. See "Taxes, Dividends and Distributions" at page 20.

Who Manages the Fund?
    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .55 of 1% of the Fund's average daily net assets. As of December 31, 1995, PMF served as manager or administrator to 59 investment companies, including 40 mutual funds, with aggregate assets of approximately $50 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-Manager" at page 15.

Who  Distributes  the Portfolio's Shares?
     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Portfolio's Class A, Class B and Class C shares and is paid an annual distribution and service fee which is currently being charged at an annual rate of up to .15 of 1% of the average daily net assets of the Class A shares, and at the annual rate of .75 of 1% of the average daily net assets of each of the Class B and Class C shares. See "How the Fund is Managed-Distributor" at page 16.
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What is the Minimum Investment?
    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 22 and "Shareholder Guide-Shareholder Services" at page 31.

How Do I Purchase Shares?
    You may purchase shares of the Portfolio through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares) See "How the Fund Values Its Shares" at page 18 and "Shareholder Guide-How to Buy Shares of the Fund" at page 22.


What Are My Purchase Alternatives?
    The Portfolio offers three classes of shares:

   *Class A Shares:  Sold with an initial sales charge of up to 3% of the offering  price.

   *Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or
                     CDSC  (declining  from 3% to zero of the  lower  of the  amount  invested  or the  redemption proceeds)  which will be imposed on certain  redemptions  made within four years of purchase.
                     Although  Class B shares are subject to higher  ongoing  distribution-related  expenses  than
                     Class A shares,  Class B shares  will  automatically  convert  to Class A shares  (which  are subject to lower  ongoing  distribution-related  expenses)  approximately  five  years  after purchase.

   *Class C Shares:  Sold  without an initial  sales charge and for one year after  purchase,  are subject to a 1%
                     CDSC on  redemptions.  Like  Class B shares,  Class C shares are  subject  to higher  ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide-Alternative Purchase Plan" at page 23.

How Do I Sell My Shares?
    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 26.

How Are Dividends and Distributions Paid?
    The Portfolio expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Portfolio at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Portfolio. See "Taxes, Dividends and Distributions" at page 20.


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                    FUND EXPENSES-LIMITED MATURITY PORTFOLIO
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                                                         Class A Shares       Class B Shares           Class C Shares
                                                         --------------       --------------           --------------
Shareholder Transaction Expenses+
         Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price) .......          3%                  None                     None

         Maximum Sales Load or Deferred Sales Load
           Imposed on Reinvested Dividends ...........         None                 None                     None

         Deferred Sales Load (as a percentage of
           original purchase price or redemption
          proceeds, whichever is lower) ..............         None     3% during the first year,     1% on redemptions
                                                                        decreasing by 1% annually    made within one year
                                                                       to 1% in the third year and       of purchase
                                                                        1% in the fourth year and
                                                                          0% in the fifth year*

         Redemption Fees .............................         None                 None                     None

         Exchange Fees ...............................         None                 None                     None



Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
                                                         Class A Shares       Class B Shares           Class C Shares
                                                         --------------       --------------           --------------

         Management Fees .............................         .55%                 .55%                     .55%


         12b-1 Fees (After Reduction)++ ..............         .15%                 .75%                     .75%

         Other Expenses ..............................         .53%                 .53%                     .53%
                                                              ----                 ----                     ----
         Total Portfolio Operating Expenses
           (After Reduction) .........................        1.23%                1.83%                    1.83%
                                                              ----                 ----                     ----


Example                                                                    1 year   3 years 5 years  10 years
-------                                                                    ------   ------- -------  --------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:

      Class A ...........................................................    $42      $68      $96      $174

      Class B ...........................................................    $49      $68      $99      $178

      Class C ...........................................................    $29      $58      $99      $215


You would pay the following expenses on the same investment, assuming no redemption:


      Class A ...........................................................    $42      $68      $96      $174

      Class B ...........................................................    $19      $58      $99      $178

      Class C ...........................................................    $19      $58      $99      $215

The above example is based on data for the Portfolio's fiscal year ended October 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes an estimate of operating expenses of the Portfolio, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees (foreign and domestic).

 * Class B shares will automatically convert to Class A shares approximately five years after purchase. See "Shareholder Guide-Conversion Feature-Class B Shares."


 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, long-term shareholders of the Portfolio may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-Distributor."


++ Although  the  Class  A, Class  B and Class C Distribution  and Service Plans
   provide that the Portfolio may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares and up to 1% per annum of the average daily net assets of the Class B and Class C shares, the Distributor has agreed to limit its distribution expenses with respect to the Class A shares of the Portfolio to no more than .15 of 1% of the average daily net asset value of the Class A shares, and to limit its distribution fees to no more than .75 of 1% of the average daily net assets of each of the Class B and Class C shares, for the fiscal year ending October 31, 1996. See "How the Fund is Managed-Distributor." Total operating expenses without such limitation would be 1.38% for the Class A shares and 2.08% for the Class B and Class C shares.

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                              FINANCIAL HIGHLIGHTS
         (for a share of common stock outstanding throughout each of the periods indicated)
                                (Class A shares)
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  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

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                           Limited Maturity Portfolio

                                                                            CLASS A
                                                        -------------------------------------------------
                                                                     Year ended October 31,
                                                        -------------------------------------------------
                                                        1995       1994       1993       1992        1991
                                                        ----       ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .................  $  8.56    $  9.29    $  9.16    $   9.97    $  10.00
                                                      -------    -------    -------    --------    --------
Income from investment operations
Net investment income ..............................      .61        .70        .97         .96        1.03
Net realized and unrealized loss on investment
  and foreign currency transactions ................     (.21)      (.86)      (.26)       (.95)       (.02)
                                                      -------    -------    -------    --------    --------
Total from investment operations ...................      .40       (.16)       .71         .01        1.01
                                                      -------    -------    -------    --------    --------
Less distributions
Dividends from net investment income ...............     (.48)       -         (.58)       (.82)      (1.03)
Tax return of capital distributions ................     (.09)      (.57)       -           -           -
Distributions from net capital gains ...............      -          -          -           -          (.01)
                                                      -------    -------    -------    --------    --------
Total distributions ................................     (.57)      (.57)      (.58)       (.82)      (1.04)
                                                      -------    -------    -------    --------    --------
Net asset value, end of year .......................     8.39    $  8.56    $  9.29    $   9.16    $   9.97
                                                      =======    =======    =======    ========    ========

TOTAL RETURN(a): ...................................    4.92%    (1.89)%      7.96%     (0.07)%      10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) ......................  $18,216    $28,841    $59,458    $101,358    $105,148
Average net assets (000) ...........................  $20,153    $38,000    $70,347    $119,171    $ 51,830
Ratios to average net assets:
  Expenses, including distribution fees ............    1.21%      1.17%      1.02%       1.08%       1.01%
  Expenses, excluding distribution fees ............    1.06%      1.02%       .87%        .93%        .86%
  Net investment income ............................    7.25%      7.67%     10.81%       9.93%      10.23%
Portfolio turnover rate ............................     199%       232%       307%        180%         66%

(a) Total  return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year  reported and includes  reinvestment of dividends and distributions.

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                          FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout the indicated periods)
                         (Class B and C Shares)
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  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional information. The following financial highlights contain selected data for a Class B and C shares of common stock outstanding, total return, ratios to average net asset and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.


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                           Limited Maturity Portfolio

                                                          CLASS B                               CLASS C
                                     ------------------------------------------------- ------------------------
                                                                                                     August 1,
                                                                                           Year      1994(c)
                                                   Year ended October 31,                 Ended      through
                                     -------------------------------------------------  October 31, October 31,
                                      1995     1994         1993      1992        1991     1995        1994
                                      ----     ----         ----      ----        ----     ----        ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of year                           $  8.56   $  9.29     $  9.16   $  9.97     $ 10.00   $  8.56      $8.61
                                    -------   -------     -------   -------     -------   -------      -----

Income from investment operations

Net investment income                   .56       .62         .88       .88         .95       .54        .14
Net realized and unrealized loss on
  investment and foreign
  currency transactions                (.19)     (.86)       (.26)     (.95)       (.02)     (.17)      (.06)
                                    -------   -------     -------   -------     -------   -------      -----
Total from investment operations        .37      (.24)        .62      (.07)        .93       .37        .08
                                    -------   -------     -------   -------     -------   -------      -----
Less distributions

Dividends from net investment
  income                               (.43)      -          (.49 )    (.74)       (.95)     (.43)       -
Tax return of capital distributions    (.08)     (.49)        -         -           -        (.08)      (.13)
Distributions from net capital
  gains                                 -         -           -         -          (.01)      -          -
                                    -------   -------     -------   -------     -------   -------      -----
Total distributions                    (.51)     (.49)       (.49)     (.74)       (.96)     (.51)      (.13)
                                    -------   -------     -------   -------     -------   -------      -----
Net asset value, end of year        $  8.42    $ 8.56     $  9.29   $  9.16     $  9.97   $  8.42      $8.56
                                    =======    ======     =======   =======     =======   =======      =====

TOTAL RETURN(a):                       4.60%    (2.62)%      7.00%    (0.86)%      9.51%     4.60%      0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)       $108,454   $188,966   $375,013   $606,899   $669,086  $    755(d)  $ 200(d)
Average net assets (000)            $139,248   $281,143   $474,175   $814,734   $349,607  $  1,461(d)  $ 199(d)
Ratios to average net assets:
  Expenses, including distribution
    fees                               1.83%      1.97%      1.87%      1.93%      1.87%     1.70%      .93%(b)
  Expenses, excluding
    distribution fees                  1.08%      1.02%       .87%       .93%       .87%      .95%      .18%(b)
  Net investment income                6.61%      6.82%      9.42%      9.05%      9.46%     6.43%     7.02%(b)
Portfolio turnover rate                 199%       232%       307%       180%        66%      199%      232%

(a) Total  return  does  not  consider the effects of sales loads.  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are actual and not rounded to the nearest thousand.

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                          HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES

    The Portfolio's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years, with the maturity for any individual security generally not exceeding 10 years. The Portfolio may also invest up to 20% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser. See "Medium and Lower-Rated Securities." There can be no assurance that the Portfolio will achieve its investment objective.


    The Portfolio's investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940 as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.


    The Portfolio, under normal circumstances, will invest at least 65% of its total assets in income-producing securities. The Portfolio seeks to maximize total return by investing in debt securities denominated in U.S. dollars and a range of foreign currencies. Under normal circumstances, the Portfolio will invest its assets in debt securities of issuers in at least five different countries including the United States. The Portfolio may also engage in various transactions to hedge its portfolio and to attempt to enhance return. These transactions include the purchase and sale of put and call options on securities, indices and foreign currencies, as well as engaging in futures contracts on securities, indices and foreign currencies, and options thereon.

    The Portfolio is managed in accordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The investment adviser adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield of such securities and the relationship of a country's currency to the U.S. dollar. The Portfolio, however, will invest at least 30% of its total assets in securities denominated in U.S. Dollars (or in lieu thereof hold cash) and at least 50% of its total assets in Dollar Bloc currencies (U.S., Canada, Australia or New Zealand). The Portfolio may from time to time invest 25% or more of its total assets in securities of issuers in one or more countries depending upon the investment adviser's assessment. The investment adviser considers fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Portfolio may invest up to 100% of its assets in securities denominated in U.S. Dollars or U.S. treasury securities or hold cash for temporary, extraordinary or emergency purposes.


    Returns on short-term foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Portfolio's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to successfully employ cross-currency hedging techniques. A cross-currency hedge cannot protect against exchange rates risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.


    The Portfolio invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Portfolio's investment adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit (ECU), French Franc, German Mark, Italian Lira, Japanese Yen, New Zealand Dollar, Spanish Peseta, Finnish Marka, Mexican Peso, Danish Kroner, Norwegian Kroner, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. The Portfolio may also invest in debt securities denominated in the currencies of certain "emerging market" nations, such as, but not limited to, the Czech Republic, Greece, South Korea, Hong Kong, Malaysia, Indonesia, Thailand, China, Israel, Chile, Colombia, Venezuela, Estonia, Turkey and Argentina. Companies in these markets in which the Fund may invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    The Portfolio will purchase "investment grade" debt obligations. Investment grade debt obligations are bonds and other obligations rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSR0) or, in unrated securities of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the "Description of Security Ratings" in the Appendix to the Prospectus. The Portfolio is permitted to invest up to 20% of its total assets in lower quality debt securities rated B or BB by S&P or B or Ba by Moody's or by any other NRSRO, or if unrated securities of equivalent quality. Lower rated securities are subject to a greater risk of loss of principal and interest. See "Risk Factors-Medium and Lower-Rated Securities" below.


    The Portfolio may invest without limitation in commercial paper and other instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such instruments with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. The Portfolio will establish a segregated account with respect to its investments in this type of instrument and maintain in such account cash or liquid high quality debt securities having a value at least equal to the aggregate principal amount of outstanding instruments of this type. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

    The Portfolio may invest in debt securities issued by supranational organizations such as the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

    The Portfolio may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Portfolio's investment adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

    The Portfolio is "non-diversified" so that the Portfolio may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

RISK FACTORS

    Risk Factors on Foreign Investments
    Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    Shareholders should be aware that investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.


    Medium and Lower-Rated Securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolio.

    Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices in calculating the Portfolio's net asset value.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

    Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

    Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the investment adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.



OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

    In addition, the Portfolio is permitted to make the investments and engage in the investment techniques described below. Under normal circumstances, these investments will represent no more than 35% of the total assets of the Portfolio.


    Equity-Related Securities

    The Portfolio may invest up to 10% of its total assets in equity-related securities (including up to 5% of its total assets in convertible securities). Equity-related securities are common stock, preferred stock, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. See "Convertible Securities" below.

    Convertible Securities

    A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

    Zero Coupon Securities

    The Portfolio may invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Portfolio accrues income with respect to these securities prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interests at regular intervals.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

    The Portfolio may engage in various portfolio strategies, including investing in derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Information-Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.


    Options Transactions


    The Portfolio may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to attempt to enhance return or to hedge the Portfolio's investments. These options will be on debt securities, financial indices (e.g., S&P 500), U.S. Government securities, foreign government securities and foreign currencies. The Portfolio may write put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Additional Investment Information-Additional Risks-Options on Securities" in the Statement of Additional Information.


    A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

    The Portfolio will write only "covered" options. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or currency or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Additional Investment Information-Additional Risks" in the Statement of Additional Information.

    There is no limitation on the amount of call options the Portfolio may write. The Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. The

Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options for futures.


    Forward Foreign Currency Exchange Contracts


    The Portfolio may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.


    The Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). Although there are no limits on the number of forward contracts which the Portfolio may enter into, the Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into such currency. See "Additional Investment Information-Forward Currency Exchange Contracts" in the Statement of Additional Information.


    Futures Contracts and Options Thereon


    The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). These futures contracts and related options will be on debt securities, financial indices, U.S. Government securities, foreign government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to deliver an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on an agreed future date and the contract price. The Portfolio may purchase and sell futures contracts as a hedge against changes resulting from market conditions in the value of securities which are held in the Portfolio's portfolio or which the Portfolio intends to acquire.

    The Portfolio may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Portfolio's total assets. The Portfolio may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio.


     The Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Portfolio. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Portfolio's ability to purchase or sell certain futures contracts or related options on any particular day.

    The Portfolio's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company. See "Additional Investment Information-Futures Contracts and Options Thereon" and "Taxation" in the Statement of Additional Information.


    Risks of Hedging and Return Enhancement Strategies


    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the
Portfolio would not be subject absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxation" in the Statement of Additional Information.

    Short Sales Against-the-Box

    The Portfolio may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    Repurchase Agreements


    The Portfolio may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss. The Portfolio participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC or Commission). See "Additional Investment Information-Repurchase Agreements" in the Statement of Additional Information.


    Securities Lending

    The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures an irrevocable letter of credit in favor of the Portfolio in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Portfolio cannot lend more than 30% of the value of its total assets.


    When-Issued and Delayed Delivery Securities


    The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the
Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.


    Borrowing

    The Portfolio may borrow an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. During periods when the Portfolio has borrowed for temporary, extraordinary or emergency purposes or for the clearance of transactions, the Portfolio may pursue its investment objective by purchasing additional securities which can result in increased volatility of the Portfolio's net asset value. The Portfolio will not borrow to take advantage of investment opportunities. See "Additional Investment Information-Borrowing" in the Statement of Additional Information. The Portfolio may pledge up to 20% of its total assets to secure these borrowings.

    Illiquid Securities


    The Portfolio may hold up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The Fund's investment in Rule 144A securities could have the effect of increasing liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Portfolio Turnover


    The Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

    Securities of Other Investment Companies

    The Portfolio may invest up to 5% of its total assets in shares of closed-end investment companies or investment trusts. To the extent the Portfolio invests in securities of other investment companies, shareholders of the Portfolio may be subject to duplicate management and advisory fees.


INVESTMENT RESTRICTIONS

    The Portfolio is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                         HOW THE FUND IS MANAGED
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    The Fund has a Board of Directors which, in addition to overseeing the actions of the Portfolio's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Portfolio's Manager conducts and supervises the daily business operations of the Portfolio. The Fund's Subadviser furnishes daily investment advisory services.


    For the year ended October 31, 1995, total expenses for the Portfolio's Class A, Class B and Class C shares as a percentage of average net assets were 1.21%, 1.83% and 1.70%, respectively. See "Financial Highlights."


MANAGER


    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the manager of the Portfolio and is compensated for its services at an annual rate of .55 of 1% of the Portfolio's average daily net assets. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended October 31, 1995, the Portfolio paid a management fee to PMF of .55 of 1% of the average net assets of the Portfolio.

    As of December 31, 1995, PMF served as the manager to 40 open-end investment companies, constituting substantially all of the Prudential Mutual Funds, and as manager or administrator to 19 closed-end investment companies with aggregate assets of approximately $50 billion.


    Under the Management Agreement with the Fund, PMF manages the investment operations of the Portfolio and also administers the Portfolio's corporate affairs. See "Manager" in the Statement of Additional Information.

     Under the Subadvisory  Agreement between PMF and The Prudential  Investment
Corporation (PIC or the Subadviser), the Subadviser furnishes investment advisory services in connection with the management of the Portfolio and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


    The Portfolio is managed by J. Gabriel Irwin and Simon Wells who head a Global Fixed Income Group of Prudential Investment Corporation (PIC). As a team, they have responsibility for the day-to-day management of the Portfolio.

Messrs. Irwin and Wells have been employed by PIC and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets.
Messrs. Irwin and Wells also serve as the portfolio managers of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc. and Prudential Intermediate Global Income Fund, Inc.



    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

FEE WAIVERS AND SUBSIDY

    PMF may from time to time agree to waive its management fee and subsidize certain operating expenses with respect to the Portfolio, although no such waiver or subsidy is currently in effect. Fee waivers and expense subsidies will lower the overall expenses of the Portfolio and increase its yield and total return. See "How the Fund Calculates Performance." The fee waiver or expense subsidies may be terminated at any time without notice after which the Portfolio's expenses will increase and its yield and total return will be reduced.

DISTRIBUTOR



    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class A, Class B and Class C shares of the Portfolio. It is an indirect, wholly-owned subsidiary of Prudential.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Portfolio's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Portfolio may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


    Under the Class A Plan, the Portfolio pays the Distributor a distribution and service fee as reimbursement for expenses incurred in distributing the Portfolio's Class A shares. Under the Class B and Class C Plans, the Portfolio pays distribution and/or service fees to the Distributor as compensation for its distribution and service activities undertaken in connection with the Class B and Class C shares, not as reimbursement for specific expenses incurred. If the Distributor's expenses under the Class B and Class C Plans exceed its distribution and service fees, the Portfolio will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    Under the Class A Plan, the Portfolio reimburses Prudential Securities for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that, in the case of Class A shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. Prudential Securities has advised the Portfolio that distribution-related expenses under the Class A Plan will not exceed .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1996.




    Under the Class B and Class C Plans, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of the Class B and Class C shares for the fiscal year ending October 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges."




    For the fiscal year ended October 31, 1995, the Portfolio paid distribution expenses of .15%, .75% and .75% of the average net assets of the Class A, Class B and Class C shares of the Portfolio, respectively. The Portfolio records all payments made under the Plans as expenses in the calculation of net investment income.



    Distribution expenses attributable to the sale of shares of the Portfolio will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Portfolio other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Portfolio. The Portfolio will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Portfolio under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Portfolio. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSl's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank & Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Portfolio provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Portfolio's investment securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                     HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

    The Portfolio's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Board of Directors has fixed the specific time of day for the computation of the Portfolio's net asset value to be as of 4:15 P.M., New York time.


    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Portfolio will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Portfolio or days on which changes in the value of the Portfolio's securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class may result in different NAVs and dividends. As long as the Portfolio declares dividends daily, the NAV of Class A, Class B and Class C shares will generally be the same. It is expected, however, that the dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

--------------------------------------------------------------------------------
                   HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

    From time to time the Portfolio may advertise its total return (including "average annual" total return and "aggregate" total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Portfolio would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Portfolio also may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Portfolio will include performance data for each class of shares of the Portfolio in any advertisement or information including performance data of the Portfolio. Further performance information is contained in the Portfolio's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

--------------------------------------------------------------------------------
                   TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Taxation of the Portfolio

    The Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolio will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders.

    Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to you as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to you, reducing your basis in your Portfolio shares.

    In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxation" in the Statement of Additional Information.

Taxation of Shareholders

    Any dividends out of net taxable investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


    Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any short-term capital loss, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder regardless of the length of time such shares were held.


    Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.



    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes

    Under U.S. Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds payable on your account if you fail to furnish your tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding your status under the federal income tax law.

Dividends And Distributions

    The Portfolio expects to declare daily and pay monthly dividends of all or substantially all of the net investment income (if any) and make distributions at least annually of any net capital gains. Dividends paid by the Portfolio with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values Its Shares."

    Dividends and distributions will be paid in additional shares based on the NAV of each class on record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


    For more information regarding taxes, dividends and distributions, see "Taxes" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                           GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

    The Fund was incorporated in Maryland on February 21, 1990. The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided with respect to the Portfolio into three classes designated Class A,
Class B and Class C common stock. Each of the Class A, Class B and Class C common stock of the Portfolio consists of 500 million authorized shares. Each class of common stock represents an interest in the same assets of the Portfolio and is identical in all respects to other shares of the Portfolio except that
(i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan for the Portfolio to both Class A and Class B shareholders of the Portfolio), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Portfolio is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Portfolio under certain circumstances as described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares of the Portfolio, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Portfolio is entitled to its portion of all of the Portfolio's assets after all debt and expenses of the Portfolio have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Portfolio's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Portfolio with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                            SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

    You may purchase shares of the Portfolio through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The purchase price is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50.


    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

    Purchase by Wire. For an initial purchase of shares of the Portfolio by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Portfolio as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


    The Portfolio offers three classes of shares (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                      Annual 12b-1 Fees
                                                   (as a % of average daily
                       Sales Charge                     net assets)                     Other information
          --------------------------------------   ------------------------  --------------------------------------

Class A   Maximum  initial sales charge of 3% of   .30 of 1% (Currently      Initial sales charge waived or reduced
          the public  offering price               being charged at a rate   for certain purchases
                                                   of .15 of 1%)

Class B   Maximum contingent deferred sales        1% (Currently being       Shares convert to Class A shares
          charge or CDSC of 3% of the lesser of    charged at a rate of .75  approximately five years after
          the amount invested or the redemption    of 1%)                    purchase
          proceeds; declines to zero after four
          years

Class C   Maximum CDSC of 1% of the lesser of      1% (Currently being       Shares do not convert to another class
          the amount invested or the redemp-       charged at a rate of .75
          tion proceeds on redemptions made        of 1%)
          within one year of purchase


    The three classes of shares represent an interest in the same portfolio of investments of the Portfolio and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights with respect to its Plan (except as noted under the heading "General Information-Description of Common Stock"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

    Financial advisers and other sales agents who sell shares of the Portfolio will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately five years after purchase (see "Conversion Feature-Class B Shares" below).


    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Portfolio:

    If you intend to hold your investment in the Portfolio for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


    If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 5 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced charge in Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


    All purchases of $1 million or more either as part of a single investment, or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.

Class A Shares

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                                  Sales Charge as    Sales Charge as   Dealer Concession
                                   Percentage of      Percentage of     as Percentage of
    Amount of Purchase             Offering Price    Amount Invested    Offering Price
    ------------------            ---------------    ---------------   -----------------
Less than $100,000                       3.0%              3.09%             2.75%
$100,000 but less than $500,000          2.5               2.56              2.25
$500,000 but less than $1,000,000        2.0               2.04              1.75
$1,000,000 but less than $3,000,000      1.5               1.52              1.30
$3,000,000 and above*                    0.0               0.00              0.00

    Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A shares" in the Statement of Additional Information.


    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray Program (a benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.

    Class B and Class C Shares

    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

    You can redeem shares of the Portfolio at any time for cash at the NAV per share next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

    If you hold shares through Prudential Securities, you must redeem your shares by contacting your Prudential Securities Financial Adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Portfolio in care of the Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Portfolio or the Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Portfolio, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Portfolio, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Portfolio will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege you may reinvest any portion or all of the proceeds of such redemption in shares of the Portfolio at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account.
(If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  Contingent Deferred Sales Charges

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a five-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund Is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                            Contingent Deferred Sales Charge
      Year Since Purchase                  as a Percentage of Dollars Invested
        Payment Made                             or Redemption Proceeds
      -------------------                  -----------------------------------
      First .................................              3.0%
      Second ................................              2.0%
      Third .................................              1.0%
      Fourth ................................              1.0%
      Fifth and thereafter ..................              None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Class B shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $4.80.

    For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE-CLASS B SHARES


    Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Portfolio tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service, (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Portfolio will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Portfolio, you have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B and Class C shares of the Portfolio may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative net asset value per share. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.


    In order to exchange shares by telephone, you must authorize the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Portfolio at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates must be returned in order for the shares to be exchanged. See "How to Sell Your Shares."

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.


    Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

    * Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    * Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Portfolio's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.


    * Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges." See also "Shareholder Investment Account-Systematic Withdrawal Plan" in the Statement of Additional Information.


    * Reports to Shareholders. The Portfolio will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolio will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available from the Portfolio upon request.

    * Shareholder Inquiries. Inquiries should be addressed to the Portfolio at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                    APPENDIX
                         DESCRIPTION OF SECURITY RATINGS

Moody's Investors Service

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Commercial Paper

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

    P-1: The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue. P-2: The designation "Prime-2" or "P-2" indicates a strong capacity for repayment.

Standard & Poor's Ratings Group

    AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Commercial Paper

    Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

    A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

--------------------------------------------------------------------------------
                    THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

(Left Column)

         Taxable Bond Funds


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust


       Tax-Exempt Bond Funds


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


           Global Funds


Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.


(Right Column)

           Equity Funds


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


        Money Market Funds


* Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets
* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


* Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

(Left Column)

No dealer, sales representative or any other person has
been  authorized to give any information or to make any
representations,  other  than those  contained  in this
Prospectus,  in  connection  with the  offer  contained
herein,  and, if given or made, such other  information
or  representations  must not be relied  upon as having
been  authorized by the Fund or the  Distributor.  This
Prospectus  does not constitute an offer by the Fund or
by the  Distributor  to  sell or a  solicitation  of an
offer to buy any of the  securities  offered  hereby in
any  jurisdiction  to any person to whom it is unlawful
to make such offer in such jurisdiction
-------------------------------------------------------
                   TABLE OF CONTENTS

                                                   Page
                                                   ----
FUND HIGHLIGHTS ...................................   2
FUND EXPENSES .....................................   4
FINANCIAL HIGHLIGHTS ..............................   5
HOW THE FUND INVESTS ..............................   7
  Investment Objective and Policies ...............   7
  Risk Factors ....................................   9
  Other Investments and Investment Techniques .....  10
  Hedging and Return Enhancement Strategies .......  11
  Investment Restrictions .........................  15
HOW THE FUND IS MANAGED ...........................  15
  Manager .........................................  15
  Fee Waivers and Subsidy .........................  16
  Distributor .....................................  16
  Portfolio Transactions ..........................  18
  Custodian and Transfer and
  Dividend Disbursing Agent .......................  18
HOW THE FUND VALUES ITS SHARES ....................  18
HOW THE FUND CALCULATES PERFORMANCE ...............  19
TAXES, DIVIDENDS AND DISTRIBUTIONS ................  20
GENERAL INFORMATION ...............................  21
  Description of Common Stock .....................  21
  Additional Information ..........................  22
SHAREHOLDER GUIDE .................................  22
  How to Buy Shares of the Fund ...................  22
  Alternative Purchase Plan .......................  23
  How to Sell Your Shares .........................  26
  Conversion Feature _ Class B Shares .............  29
  How to Exchange Your Shares .....................  29
  Shareholder Services ............................  31
APPENDIX .......................................... A-1
THE PRUDENTIAL MUTUAL FUND FAMILY ................. B-1
-------------------------------------------------------
F144A                                           444129Y
_______________________________________________________


                              Class A: 74436H-10-1
                 CUSIP Nos.:  Class B: 74436H-20-0
                              Class C: 74436H-50-7
_______________________________________________________


(Right Column)

Prudential
Global
Limited
Maturity
Fund, Inc.
---------------------------
(Limited Maturity
Portfolio)



                                     PROSPECTUS
                                     February   , 1996




(LOGO)
Prudential Mutual Funds
 Building Your Future
  On Our StrengthTM

                  PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

                       Statement of Additional Information
                             dated February 16, 1996

    Prudential Global Limited Maturity Fund, Inc. (the Fund) is an open-end, non-diversified management investment company, or mutual fund comprised of two portfolios - the Limited Maturity Portfolio and Global Assets Portfolio. Only the Limited Maturity Portfolio (the Portfolio) is offered at this time. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a portfolio of investment grade debt securities, maintaining a weighted average maturity of more than 2, but less than 5, years, with the maturity for any individual security generally not exceeding 10 years. The Portfolio, seeks to maximize total return by investing in debt securities denominated in U.S. dollars and a range of foreign currencies. Under normal circumstances, the Portfolio will invest its assets in debt securities of issuers in at least five different countries including the United States. There can be no assurance that the Portfolio's objective will be achieved.

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    The Statement of Additional Information is not a prospectus and should be read in conjunction with the Portfolio's Prospectus, dated February 16, 1996, a copy of which may be obtained from the Fund at One Seaport Plaza, New York, New York 10292.


                                  ------------

                                TABLE OF CONTENTS


                                                                                                 Cross-reference
                                                                                                    to page in
                                                                                          Page      Prospectus
                                                                                          ----   ---------------



General Information ....................................................................  B-2            -
Additional Investment Information ......................................................  B-2            7
Investment Restrictions ................................................................  B-9           15
Directors and Officers .................................................................  B-10          14
Manager ................................................................................  B-13          15
Distributor ............................................................................  B-15          16
Portfolio Transactions and Brokerage ...................................................  B-17          18
Purchase and Redemption of Fund Shares .................................................  B-18          22
Shareholder Investment Account .........................................................  B-21          29
Net Asset Value ........................................................................  B-24          18
Taxes ..................................................................................  B-25          20
Performance Information ................................................................  B-27          19
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ..........  B-28          18
Financial Statements ...................................................................  B-29           -
Independent Auditors' Reports ..........................................................  B-40           -
Appendix-General Investment Information ................................................  App-1
Appendix-Historical Performance Data ...................................................  App-2


--------------------------------------------------------------------------------

MF1498

                               GENERAL INFORMATION


    In October 1995, each of the Fund and the Portfolio changed its name from Prudential Short-Term Global Income Fund, Inc. and Short-Term Global Income Portfolio to Prudential Global Limited Maturity Fund, Inc. and Limited Maturity Portfolio, respectively.


                        ADDITIONAL INVESTMENT INFORMATION

Investment Policies

    U.S. Government Securities

    "U.S. Government securities" shall include the following:


    U.S. Treasury Securities. The Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Portfolio may invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. Government. Securities in which a Portfolio may invest that are not backed by the full faith and credit of the U.S. Government include obligations issued by the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Resolution Funding Corporation and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

    The Portfolio may invest in U.S. Government securities that are zero-coupon securities. Zero-coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of the discount, equals the difference between their purchase price and their maturity value. The Portfolio may invest up to 10% of its total assets in zero coupon securities.

    Special Considerations. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value of the Portfolio.

    At a time when the Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Portfolio's capital gains distributions. Accordingly, the Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks-Options Transactions and Related Risks."

Loan Participations

    The Portfolio may invest up to 5% of its total assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

    The participation interests acquired by the Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

    When the Portfolio acts as co-lender in connection with a participation interest or when it acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

    The Portfolio believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of the Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

    For purposes of the Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, the Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.


Certificates of Deposit and Bankers' Acceptances

    Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

    Commercial  paper  consists  of  short-term  (usually  from 1 to  270  days)
unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Additional Risks

Options Transactions and Related Risks


    The Portfolio may purchase put and call options and sell covered put and call options which are traded on United States or other foreign exchanges and may also engage in over-the-counter options transactions with United States securities dealers or foreign government securities dealers (OTC options).

    Options on Securities. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.


    The Portfolio may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

    The Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other carefully selected debt securities which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

    The Portfolio may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.


    The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.


    The Portfolio may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option.


    Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


    Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund will approve a list of dealers with which the Portfolio may engage in OTC options.

    When the Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the

Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option.


    OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities. A put option written by the Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. The Portfolio may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Portfolio will also segregate or deposit cash, U.S. Government securities or liquid high-grade obligations equivalent to the amount, if any, by which the put is "in-the-money."


Options on Currencies

    Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Portfolio may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

Futures Contracts and Options Thereon


    The Portfolio will purchase or sell interest rate or currency futures contracts to take advantage of or to protect the Portfolio against fluctuations in interest rates affecting the value of debt securities which the Portfolio holds or intends to acquire and may also purchase or sell currency futures contracts and options thereon to manage currency risks. Since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique permits the Portfolio to maintain a defensive position without having to sell portfolio securities.


    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.


    At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on United States exchanges will vary from one-half of 1% to 4% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, a process known as "mark to the market." Each day the Portfolio is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.


    Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. United States futures contracts are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

    Although futures contracts by their terms may require the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract without having to make or take delivery of the assets. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency trends by the investment adviser may still not result in a successful transaction.


    Although the Fund believes that use of futures contracts will benefit the Portfolio, if the investment adviser's judgment about the general direction of interest rates or currency values is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contracts.


Options on Futures

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The Portfolio may only write "covered" put and call options on futures contracts. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such put option). There is no limitation on the amount of the Portfolio's assets which can be placed in the segregated account.

Forward Foreign Currency Exchange Contracts

    The Portfolio's transactions in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Portfolio expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

    The Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Portfolio enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or, the Fund's Custodian or subcustodian will place cash or U.S. Government securities or other high-grade debt obligations in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.


    At or before the maturity of a forward sale contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

    The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

Additional Risks of Options on Securities and Currencies, Futures Contracts and Options Thereon and Forward Contracts


    Options, futures contracts, options on futures contracts and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental action affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.


    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Portfolio may take in certain circumstances. If so, this would limit the ability of the Portfolio fully to hedge against these risks.


    Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Portfolio to close a position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options).


    An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Portfolio has purchased with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market in an option the Portfolio has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange on operating transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.


    The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the maintenance of a liquid market. Although the Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio has written and which the Portfolio is unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.


Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts


    The Portfolio will engage in transactions in interest rate and foreign currency futures contracts and options thereon only to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

    In accordance with CFTC regulations, the Portfolio may not purchase or sell futures contracts or options thereon if the initial margin and premiums therefor exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. Government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with its Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

    As an alternative to bona fide hedging, the Portfolio may comply with a different standard established by CFTC rules as to each long position with respect to a futures contract or an option thereon which will be used as a part of a portfolio management strategy and which is incidental to the Portfolio's activities on the securities markets, under which the underlying commodity value of the contract at all times will not exceed the sum of (i) cash set aside in an identifiable manner or short-term U.S. Government or other United States dollar-denominated high grade short-term money market instruments segregated for this purpose plus margin deposited in the market, (ii) cash proceeds from existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.

    CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. There are no limitations on the Portfolio's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

Borrowing

    When the Portfolio borrows money for temporary, extraordinary or emergency purposes or for the clearance of transactions, it will borrow no more than 20% of its net assets and, in any event, the value of its total assets (i.e., including borrowings) less its liabilities (excluding borrowings) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Portfolio should fail to meet this test, it will be required to reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to meet the test. This requirement may make it necessary for the Portfolio to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

Repurchase Agreements

    The Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Portfolio's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

    The Portfolio participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Illiquid Securities

    The Portfolio may not hold more than 10% of its net assets in repurchase agreements which have a maturity longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid; (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the SEC has also taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." See "How the Fund Invests-Illiquid Securities" in the Prospectus.


                             INVESTMENT RESTRICTIONS


    The following restrictions are fundamental policies. The Fund's fundamental policies as they affect the Portfolio cannot be changed without the approval of a majority of the Portfolio's outstanding voting securities. A "majority of the Portfolio's outstanding voting securities" when used in this Statement of Additional Information means the lesser of (i) 67% or more of the voting securities of the Portfolio represented at a meeting at which more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

    The Portfolio may not:


    (1) Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

    (2) Make short sales of securities or maintain a short position, except short sales "against the box."


    (3) Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Portfolio may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of securities subject to repurchase agreements, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the purchase or sale of options and futures contracts or options thereon, are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of options, futures contracts or related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

    (4) Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Portfolio may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Portfolio to be transactions in commodities or commodity contracts.

    (5) Make loans, except (i) through repurchase agreements, (ii) through loan participations, and (iii) loans of portfolio securities (limited to 30% of the Portfolio's total assets).


    (6) Make investments for the purpose of exercising control or management over the issuers of any security.


    (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws.

    The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's outstanding voting securities.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Portfolio will not as a matter of operating policy:


    1. Invest in oil, gas and mineral leases or programs.

    2. Purchase any interests in real estate including real estate limited partnerships which are not readily marketable.

    3. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Fund's Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


    4. Purchase warrants if as a result the Portfolio would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Portfolio's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.


    5. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.

    6. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This limitation shall not apply to direct obligations of the U.S.
Government and obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.


    7. Purchase securities of other registered investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.



    8. Invest more than 50% of its total assets in the securities of any one issuer. This limitation will not apply to securities which are direct obligations of the U.S. Government, its agencies or instrumentalities or to obligations of the government of Canada.

    9. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.


                             DIRECTORS AND OFFICERS

                              Position with                                 Principal Occupations
Name, Address and Age            the Fund                                    During Past 5 Years
---------------------         --------------                                ---------------------

Stephen C. Eyre (73)             Director          Executive Director, The John A. Hartford Foundation (charitable
c/o Prudential Mutual Fund                           foundation) (since May 1985); Director of Faircom, Inc.
  Management, Inc.
One Seaport Plaza
New York, New York

Delayne Dedrick Gold (57)        Director          Marketing and Management Consultant.
c/o Prudential Mutual Fund
  Management, Inc.
One Seaport Plaza
New York, New York

                              Position with                                 Principal Occupations
Name, Address and Age            the Fund                                    During Past 5 Years
---------------------         --------------                                ---------------------

Don G. Hoff (60)                 Director          Chairman and Chief Executive Officer of Intertec, Inc. (investments) since
c/o Prudential Mutual Fund                           1980; Director of Innovative Capital Management Inc., The Asia Pacific
  Management, Inc.                                   Fund and The Greater China Fund.
One Seaport Plaza
New York, New York

*Harry A. Jacobs, Jr. (74)       Director          Senior Director (since January 1986) of Prudential Securities Incorporated
One Seaport Plaza                                    (Prudential Securities); formerly Interim Chairman and Chief Executive
New York, New York                                   Officer of Prudential Mutual Fund Management, Inc. (PMF);
                                                     (June-September 1993); formerly Chairman of the Board of Prudential
                                                     Securities (1982-1985); Chairman and Chief Executive Officer of Bache
                                                     Group Inc. (1977-1982); Trustee of The Trudeau Institute; Director of The
                                                     First Australia Fund, Inc., The First Australia Prime Income Fund, Inc., The
                                                     Global Government Plus Fund, Inc. and The Global Total Return Fund, Inc.

Sidney R. Knafel (65)            Director          Managing Partner of SRK Management Company (investments) since 1981;
c/o Prudential Mutual Fund                           Chairman of Insight Communications Company, L.P. and Microbiological
  Management, Inc.                                   Associates, Inc.; Director of Cellular Communications, Inc., Cellular
One Seaport Plaza                                    Communications of Puerto Rico Inc., General American Investors Company,
New York, New York                                   Inc., IGENE Biotechnology, Inc., International CableTel Incorporated, and
                                                     a number of private companies.

Robert E. LaBlanc (61)           Director          President of Robert E. LaBlanc Associates, Inc. (telecommunications) since
c/o Prudential Mutual Fund                           1981; Director of Storage Technology Corporation, TIE/Communications,
  Management, Inc.                                   Inc. and Tribune Company; Trustee of Manhattan College.
One Seaport Plaza
New York, New York

Thomas A. Owens, Jr. (73)        Director          Consultant.
c/o Prudential Mutual Fund
  Management, Inc.
One Seaport Plaza
New York, New York

*Richard A. Redeker (52)         President and     President, Chief Executive Officer and Director (since October 1993), PMF;
One Seaport Plaza                Director            Executive Vice President, Director and Member of the Operating Committee
New York, New York                                   (since October 1993); Prudential Securities; Director (since October 1993)
                                                     of Prudential Securities Group, Inc. (PSG); Executive Vice President, The
                                                     Prudential Investment Corporation (since July, 1994); Director (since
                                                     January 1994) of Prudential Mutual Fund Distributers, Inc. (PMFD) and
                                                     Prudential Mutual Fund Services, Inc. (PMFS); formerly Senior Executive
                                                     Vice President and Director of Kemper Financial Services, Inc. (September
                                                     1978-September 1993); Director and President of The Global Government
                                                     Plus Fund, Inc., The Global Total Return Fund and The High Yield Income
                                                     Fund, Inc.

Clay T. Whitehead (57)           Director          President of National Exchange Inc. (since May 1983).
c/o Prudential Mutual Fund
  Management, Inc.
One Seaport Plaza
New York, New York


------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                              Position with                                 Principal Occupations
Name, Address and Age            the Fund                                    During Past 5 Years
---------------------         --------------                                ---------------------

Robert F. Gunia (49)             Vice President    Director (since January 1989), Chief Administrative Officer (since August
One Seaport Plaza                                    1990) and Executive Vice President, Treasurer and Chief Financial Officer
New York, New York                                   (since June 1987) of PMF; Senior Vice President (since March 1987) of
                                                     Prudential Securities; Executive Vice President Treasurer, Comptroller,
                                                     Director (since March 1991) of PMFD; Director (since June 1987) of
                                                     PMFS: Vice President and Director of The Asia Pacific Fund, Inc. (since
                                                     May 1989).

S. Jane Rose (49)                Secretary         Senior Vice President (since January 1991), Senior Counsel (since June
One Seaport Plaza                                    1987) and First Vice President (June 1987-December 1990) of PMF;
New York, New York                                   Senior Vice President and Senior Counsel of Prudential Securities (since
                                                     July 1992); formerly Vice President and Associate General Counsel of
                                                     Prudential Securities.

Ellyn C. Acker (35)              Assistant         Vice President and Associate General Counsel of Prudential Securities
One Seaport Plaza                Secretary           and PMF (since March 1995); prior thereto, associated with the law
New York, New York                                   firm of Fulbright & Jaworski L.L.P.

Grace C. Torres (36)             Treasurer and     First Vice President (since March 1994) of PMF; First Vice President
One Seaport Plaza                Principal           (since March 1994) of Prudential Securities; Vice President of
New York, New York               Financial and       Bankers Trust (July 1989-March 1994).
                                 Accounting
                                 Officer

Stephen M. Ungerman (42)         Assistant         First Vice President (since February 1993) of PMF; prior thereto, Senior
One Seaport Plaza                Treasurer           Tax Manager at Price Waterhouse LLP.
New York, New York

------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy. The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $10,000, in addition to certain out-of-pocket expenses.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of the Portfolio of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Eyre, Jacobs and Owens are scheduled to retire on December 31, 1998.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Portfolio for the fiscal year ended October 31, 1995 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.

                               Compensation Table

                                                                                               Total
                                                       Pension or                           Compensation
                                                       Retirement                             From Fund
                                       Aggregate    Benefits Accrued    Estimated Annual       and Fund
                                     Compensation   As Part of Trust      Benefits Upon      Complex Paid
Name and Position                      From Fund        Expenses            Retirement        to Trustees

Stephen C. Eyre-Director .............  $10,000           None                  N/A       $ 41,000(4/5)*
Delayne Dedrick Gold-Director ........  $10,000           None                  N/A       $183,250(24/45)*
Don G. Hoff-Director .................  $10,000           None                  N/A       $ 50,625(5/6)*
Sidney R. Knafel-Director ............  $10,000           None                  N/A       $ 35,500(4/5)*
Robert E. LaBlanc-Director ...........  $10,000           None                  N/A       $ 35,500(4/5)*
Thomas A. Owens, Jr.-Director ........  $10,000           None                  N/A       $ 87,000(12/13)*
Clay T. Whitehead-Director ...........  $10,000           None                  N/A       $ 35,500(4/5)*

------------
*Indicates number of funds/portfolios in Fund Complex (including the Portfolio) to which aggregate compensation relates.

    As of January 26, 1996, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the common stock of the Portfolio.

    As of January 26, 1996, the only beneficial owners, directly or indirectly, of more than 5% of any class of shares of the outstanding common stock of the Portfolio were: Prudential Securities C/F, Anita P.D. Ambrosio, Village Sundries Distributors, SARSEP DTD 08/26/94, 9 Walnut Drive, Howell, New Jersey (approximately 34% of the outstanding Class C shares); and Prudential Securities C/F, Sandra M. Rizzo, Village Sundries Distributors, SARSEP DTD 08/26/94, 107 Starlight Road, Howell, New Jersey (approximately 37% of the outstanding Class C shares).

    As of January 26, 1996, Prudential Securities was the record holder for other beneficial owners with respect to the Portfolio of 5,763,499 Class A shares (or approximately 84% of the outstanding Class A shares), 7,872,930 Class B shares (or approximately 83% of the outstanding Class B shares) and 2 Class C shares (or approximately 2% of the outstanding Class C shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of December 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $50 billion. According to the Investment Company Institute, as of September 30, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Portfolio, manages both the investment operations of each Portfolio and the composition of each Portfolio's investments, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .55 of 1% of the average daily net assets of the Portfolio. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Portfolio (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Portfolio's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Portfolio. No such reductions were required during the fiscal year ended October 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Management Agreement, on June 5, 1995, and was approved by shareholders of the Portfolio on October 21, 1991.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred, by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended October 31, 1995, 1994 and 1993 PMF received management fees of $876,711, $1,755,285 and $2,994,867, respectively, from the Portfolio.

    PMF has entered into the Subadvisory Agreement with PIC, a wholly-owned subsidiary of The Prudential Insurance Company of America (the Prudential). The Subadvisory Agreement provides that PIC furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Portfolio by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on June 5, 1995, and was approved by the shareholders of the Fund on October 21, 1991. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range ot products and services in three areas: insurance, investments and home ownership for individuals and families: health-care management and other benefit programs for employees of companies and member of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide-more than one of every five people in the United States. As of December 31,1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI . The Prudential Real Estate Afliliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1994, for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

                                   DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B and Class C shares of the Portfolio. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Portfolio.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Class A, Class B and Class C shares of the Portfolio. See "How the Fund is Managed-Distributor" in the Prospectus.

    The Class A Plan for the Portfolio provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. Each of the Class B and Class C Plans for the Portfolio provides that (i) up to .25 of 1% of the average daily net assets of the Class B or Class C shares as the case may be may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B or Class C shares as the case may be (asset-based sales charge). Total distribution fees (including the service fee of .25 of 1%) under each of the Class B and Class C Plans for the Portfolio may not exceed 1.00%. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 5, 1995. The Class A Plan was approved by Class A and Class B shareholders voting separately on July 19, 1994. The Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended October 31, 1995 PMFD received payments of $30,229 under the Class A Plan as reimbursement of expenses related to the distribution of Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1995. PMFD also received approximately $4,900 in initial sales charges.

    Class B Plan. For the fiscal year ended October 31, 1995, Prudential Securities received $1,044,370 from the Portfolio under the Class B Plan and spent approximately $234,400 in distributing the Portfolio's Class B shares. It is estimated that of the latter amount, approximately $60,000 (25.6%) was spent on printing and mailing of prospectuses to other than current shareholders; $2,200 (0.9%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares of the Portfolio; and $172,200 (73.5%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($139,300 or 59.5%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($32,900 or 14.0%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other incidental expenses relating to branch promotion of Fund shares.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1995, Prudential Securities received approximately $363,000 in contingent deferred sales charges.

    Class C Plan. For the fiscal year ended October 31, 1995, Prudential Securities received $8 from the Portfolio under the Class C Plan and spent approximately $772 in distributing the Portfolio's Class C shares. It is estimated that of the latter amount approximately 94.3% ($728) was spent on printing and mailing of prospectuses to other than current shareholders; 4.5% ($35) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Portfolio shares; 1.2% ($9) on the aggregate of (i) payments of commission and account servicing fees to financial advisors 0.3% ($2) and (ii) an allocation of overhead and other branch office distribution-related expenses 0.9% ($7). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Portfolio shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Portfolio sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1995, Prudential Securities did not receive any contingent deferred sales charges.

    The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders of the Portfolio, voting separately, in the case of material amendments to the Class A Plan for the Portfolio), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 5, 1995. On November 3, 1995, the Board of Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 8, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Portfolio may not exceed .75 of 1% per class. The 6.25% limitation applies to the Portfolio rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) Broker-dealers may receive brokerage commissions on portfolio transactions of the Portfolio, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Portfolio will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Portfolio's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Portfolio's ability to pursue its present investment objective. However, in the future in other circumstances, the Portfolio may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Portfolio, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Portfolio, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Portfolio, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Portfolio. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Portfolio to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Portfolio. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed by applicable law.

    During the fiscal periods ended October 31, 1995, 1994 and 1993, the Portfolio did not pay any brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan, (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan for that Portfolio to both Class A and Class B shareholders of the Portfolio) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account-Exchange Privilege."

Specimen Price Make-Up

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* and Class C* shares are sold at net asset value. Using the Portfolio's net asset value at October 31, 1995, the maximum offering price of the Portfolio's shares is as follows:

Class A
Net asset value and  redemption  price per Class A share ................................ $8.39

Maximum sales charge
  (3% of offering price) ................................................................   .26

Offering price to public ................................................................ $8.65

Class B
Net asset value, redemption price and offering price to public per Class B share* ....... $8.42

Class C
Net asset value, offering price and redemption price per Class C share* ................. $8.42

------------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

Reduced Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Portfolio concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Portfolio investors includes any combination of the following:


    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.


    In addition, an eligible group of related Portfolio investors may include the following: an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


    Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds. All shares of the Portfolio and shares of other Prudential Mutual Funds which (excluding money market funds other than those acquired pursuant to the exchange privilege) were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal except in the case of retirement and group plans.


    The Letter of Intent does not obligate the investor to purchase, nor the Portfolio to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the  Contingent  Deferred  Sales  Charge-Class B Shares

    The contingent deferred sales charge is waived under circumstances described in the Prospectus for the Portfolio. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



(left column)

Category of Waiver

Death

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account


(right column)

Required Documentation

A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor) is permanently disabled. The letter must also indicate the date of disability.

A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution-signed by the shareholder.

(left column)

Distribution  from Retirement Plan


Excess Contributions


(right column)

A letter signed by the plan administrator/trustee indicating the reason for the distribution.

A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quality Discount-Shares Purchased Prior to August 1, 1994


    While a quantity discount is not available for Class B shares of the Portfolio, a quantity discount may apply to Class B shares of another Prudential Mutual Fund acquired pursuant to the exchange of Class B shares of the Portfolio. The applicable quantity discount, if any, will be that applicable to the shares acquired as a result of the exchange of Class B shares of the Portfolio.


                         SHAREHOLDER INVESTMENT ACCOUNT


    Upon the initial purchase of Portfolio shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.


Equity Participation Program


    Under the Equity Participation Program, an investor may arrange to have a specified number of Class A or Class B shares of the Portfolio automatically exchanged into either one or two Prudential equity funds on a monthly basis (subject to minimum initial and subsequent investment of $1,000 and $100, respectively). Further details about this service and an application form are available from the Transfer Agent, Prudential Securities or Prusec.


Automatic Reinvestment of Dividends and/or Distributions


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the payment date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


Exchange Privilege


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Portfolio for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Portfolio. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    Class A. Shareholders of the Portfolio may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund, Inc. and Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

    Prudential California Municipal Fund
      (California Money Market Series)

    Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)

    Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

    Prudential MoneyMart Assets

    Prudential Tax-Free Money Fund


    Class B and Class C. Shareholders of the Portfolio may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No contingent deferred sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Portfolio may also be exchanged for shares of Prudential Special Money Market Fund, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Portfolio, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Portfolio from a money market fund during the month (and are held in the Portfolio at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Portfolio, respectively, without subjecting such shares to any CDSC.
Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Portfolio, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

   Period of
   Monthly Investments:       $100,000   $150,000   $200,000    $250,000
   --------------------       --------   --------   --------    --------
   25 years ................  $    110   $    165   $    220    $    275
   20 years ................       176        264        352         440
   15 years ................       296        444        592         740
   10 years ................       555        833      1,110       1,388
    5 years ................     1,371      2,057      2,742       3,428

    See "Automatic Savings Accumulation Plan".


------------
1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.


2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

    Automatic Savings Accumulation Plan (ASAP)


    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Portfolio monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

    Systematic Withdrawal Plan


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares of the Portfolio may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.


    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                         SHAREHOLDER INVESTMENT ACCOUNT


    Tax-Deferred Retirement Plans

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    Tax-Deferred Retirement Accounts

    Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding1

       Contributions              Personal
       Made Over:                 Savings                  IRA
       -------------              --------               --------
        10 years                 $ 26,165                $ 31,291
        15 years                   44,675                  58,649
        20 years                   68,109                  98,846
        25 years                   97,780                 157,909
        30 years                  135,346                 244,692

------------
    1The chart is for illustrative purposes only and does not represent the performance of the Portfolio or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs

    From time to time, the Portfolio may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a mimmum investment requirement for the program as a whole. The Portfolio may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair market value of the securities of the Portfolio. The net asset value per share is the net worth of the Portfolio (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. In accordance with procedures adopted by the Board of Directors, the value of the Portfolio will be determined as follows:


    Government securities for which quotations are available will be based on prices provided by independent pricing services or principal market makers. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents. Forward currency exchange contracts will be valued at the current cost of covering or offsetting the contract. Options will be valued at their last sale price as of the close of options trading on the applicable exchanges. If there is no sale on the applicable options exchange on a given day, options will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Over-the-counter options will be valued at the average between the bid and asked prices provided by principal market makers. Options will be valued at market value or fair value if no market exists. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Short-term instruments which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, unless the Fund's Manager determines that such valuation does not represent fair value. The Manager has determined that amortized cost does not represent fair value regarding certain short-term securities with remaining maturities of 60 days or less. Such securities are valued at market value. Repurchase agreements will be valued at cost plus accrued interest. Securities or other assets for which reliable market quotations are not readily available are valued by the Manager in good faith at fair value in accordance with procedures adopted by the Board of Directors on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager to materially affect the value of the security.

                                      TAXES


    General. The Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year. Accordingly, the Portfolio must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Portfolio's ability to engage in or close out transactions involving options on securities, interest rate futures and options thereon.

    As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its stockholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income and net short-term capital gains will be taxable to the stockholder at ordinary income rates regardless of whether the stockholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Portfolio shares. However, if a stockholder holds shares in the Portfolio for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Stockholders will be notified annually by the Fund as to the federal tax status of distributions made by the Portfolio.

    A 4% nondeductible excise tax will be imposed on the Portfolio of the Fund to the extent the Portfolio does not meet certain distribution requirements by the end of each calendar year.


    If the Portfolio is liable for foreign taxes, the Portfolio expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Portfolio will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

    Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

    The Portfolio may purchase debt securities (such as zero coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    The per share dividends on Class B and Class C shares will typically be lower than the per share dividends and distributions on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of capital gains, if any, will be in the same amounts for Class A, Class B and Class C shares. See "How the Fund Values its Shares" in the Prospectus.

    For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1995, of approximately $40,174,000 of which $26,697,000 expires in 2001, $12,011,000 expires in 2002 and $1,466,000 expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards.


    Currency Fluctuations. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.

    Backup Withholding. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

    Any amounts withheld may be credited against a shareholder's federal income tax liability.


    Other Taxation. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

                             PERFORMANCE INFORMATION


    Average Annual Total Return. The Portfolio may from time to time advertise its average annual total return. Average annual total return is calculated separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    The average annual total return is computed according to the following formula:


                                P (1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
        ERV = ending redeemable value at the end of the 1, 5 or 10 year  periods
              (or fractional portion thereof)  of  hypothetical  $1,000  payment made at the beginning of the 1, 5 or 10 year periods.


    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for Class A shares for the one year and five year periods ended October 31, 1995 was 1.77% and 3.55%, respectively. The average annual total return for Class B shares for the one year and five year periods ended October 31, 1995 was 3.60% and 3.43%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1995 was 3.60% and 4.29%, respectively.

    Aggregate Total Return. The Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Portfolio and is computed according to the following formula:


                                     ERV - P
                                     -------
                                        P

Where:  P = a hypothetical initial payment of $1,000.
        ERV = ending redeemable value at the end  of the 1, 5 or 10 year periods
              (or fractional portion thereof) of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one year and five year periods ended on October 31, 1995 was 4.92% and 22.75%, respectively. The aggregate total return for Class B shares for the one year and five year periods ended on October 31, 1995 was 4.60% and 18.34%, respectively. The aggregate total return for Class C shares for the one year since inception periods ended October 31, 1995 was 4.60% and 5.39%, respectively.

    Yield. The Portfolio may from time to time advertise its "yield" as calculated over a 30-day period. Yield is determined separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Portfolio's net investment income per share earned during this 30-day period by the offering price on the last day of this period.

    The Portfolio's yield is calculated according to the following formula:

                                        a - b
                           YIELD = 2 [ (----- + 1) 6 - 1 ]
                                         cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    The yields for the 30 days ended October 31, 1995 were 6.89%, 6.50% and 6.62% for Class A, Class B and Class C shares, respectively.

     From time to time, the performance of the Portfolio may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1






                                 [INSERT CHART]







    (1)Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation-1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A.
Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.







                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.


    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMF receives an annual fee per shareholder account, a new account set up fee for each manually established account and a monthly inactive zero balance account fee. For the fiscal year ended October 31, 1995, the Fund incurred fees of approximately $235,800 for the Portfolio, for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.


    Deloitte & Touche LLP, Two World Financial Center, New York, N.Y. 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1995       LIMITED MATURITY PORTFOLIO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                       US$
Amount                                          Value
(000)        Description                        (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--73.7%
------------------------------------------------------------
Australia--8.5%
A$     7,500 Queensland Treasury Corp.,
                8.00%, 5/14/97                  $  5,720,247
     6,000   South Australia Fin. Auth.,
                12.50%, 3/15/98                    5,000,723
                                                ------------
                                                  10,720,970
------------------------------------------------------------
Canada--5.9%
C$     8,000 Canadian Gov't. Bonds,
                6.25%, 2/1/98                      5,925,373
     2,000   Swedish National Hsg.,
                8.00%, 12/18/97                    1,516,791
                                                ------------
                                                   7,442,164
------------------------------------------------------------
Denmark--7.3%
DKr   50,000 Kingdom of Denmark,
                7.00%, 8/15/97                     9,281,857
------------------------------------------------------------
European Community--1.5%
ECU    1,481 Nacional Financiera SNC,
                10.25%, 3/11/97                    1,904,165
------------------------------------------------------------
Ireland--10.2%
IEP     7,500 Irish Gov't. Bonds,
                9.75%, 6/1/98                     12,898,059
------------------------------------------------------------
Italy--2.0%
L   4,000,000 Pepsico, Inc.,
                11.375%, 2/13/98                   2,517,486
------------------------------------------------------------
Netherlands--5.6%
NLG    9,000 Dutch Gov't. Bonds,
                6.25%, 7/15/98                     5,888,817
     2,000   Republic of Argentina,
                8.00%, 8/9/97                      1,244,837
                                                ------------
                                                   7,133,654
New Zealand--1.5%
NZ$    2,750 New Zealand Gov't. Bonds,
                10.00%, 7/15/97                 $  1,886,170
------------------------------------------------------------
Spain--4.4%
Pts   300,000 Kingdom of Spain,
                11.00%, 6/15/97                    2,482,937
   180,000   Republic of Argentina,
                12.80%, 12/9/97                    1,415,113
   200,000   Spanish Gov't. Bonds,
                11.45%, 8/30/98                    1,679,620
                                                ------------
                                                   5,577,670
------------------------------------------------------------
Sweden--3.6%
SKr    20,000 Kingdom of Sweden,
                10.75%, 1/23/97                    3,066,421
    10,000   Swedish Export Credit,
                7.875%, 7/2/97                     1,479,901
                                                ------------
                                                   4,546,322
------------------------------------------------------------
United Kingdom--7.6%
BP      2,000 Halifax Building Society,
                8.75%, 10/17/97                    3,238,822
     2,000   Kingdom of Denmark,
                6.75%, 8/24/98                     3,104,856
     2,000   United Kingdom Treasury Bonds,
                9.75%, 1/19/98                     3,332,409
                                                ------------
                                                   9,676,087
------------------------------------------------------------
United States--15.6%
Sovereign Bonds--11.8%
US$      600 Argentina Cedulas,
                Rural Mortgage Bonds,
                8.775%, 9/1/00                       463,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1995       LIMITED MATURITY PORTFOLIO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                       US$
Amount                                          Value
(000)        Description                        (Note 1)
------------------------------------------------------------
United States (cont'd.)
Sovereign Bonds (cont'd.)
US$    1,250 Bancomer SA,
                8.00%, 7/7/98                   $  1,126,563
     1,000   Cemex SA,
                8.875%, 6/10/98                      920,000
     1,500   Empresa De Petroleos,
                7.25%, 7/8/98                      1,470,000
     2,500   Empresas Louisiana Modern,
                10.25%, 11/12/97                   2,420,000
     3,000   Fomento Economico Mexicano SA,
                9.50%, 7/22/97                     2,917,500
     2,000   Madrid Comunidad,
                5.75%, 7/8/98                      1,982,500
     3,000   Republic of Finland,
                6.75%, 11/24/97                    3,056,250
       515   Trinidad & Tobago Republic,
                9.75%, 11/3/00                       533,025
                                                ------------
                                                  14,889,338
                                                ------------
Supranational Bond--0.6%
       800   Corporacion Andina de Formento,
                7.25%, 4/30/98                       801,200
                                                ------------
U.S. Government Obligations--3.2%
             United States Treasury Notes,
     2,000   5.875%, 8/15/98                       2,009,380
     2,000   6.125%, 9/30/00                       2,024,680
                                                ------------
                                                   4,034,060
                                                ------------
                                                  19,724,598
                                                ------------
             Total long-term investments
                (cost US$92,294,582)              93,309,202
                                                ------------
SHORT-TERM INVESTMENTS--23.1%
------------------------------------------------------------
Canada--4.1%
             Canadian Treasury Bills,
US$    2,000 7.47%, 11/2/95*                       1,492,282
             Canadian Treasury Bills,
US$    2,000 6.83%, 11/2/95                     $  1,492,282
       3,000 8.09%, 2/1/96*                        2,205,716
                                                ------------
                                                   5,190,280
------------------------------------------------------------
Italy--4.0%
L   8,000,000 Export Finance of Norway,
                12.25%, 8/5/96                     5,032,466
------------------------------------------------------------
New Zealand--6.7%
NZ$   13,000 New Zealand Gov't. Bonds,
                8.00%, 11/15/95                    8,571,220
------------------------------------------------------------
Spain--1.0%
Pts   150,000 Nordic Investment Bank,
                13.80%, 11/30/95                   1,226,407
------------------------------------------------------------
United Kingdom--6.3%
BP      5,000 Bayerische Hypothelsen Bank,
                11.125%, 6/24/96                   8,077,353
------------------------------------------------------------
United States--1.0%
US$    1,240 Joint Repurchase Agreement
                Account,
                5.89%, 11/1/95, (Note 5)           1,240,000
                                                ------------
             Total short-term investments
                (cost US$30,215,855)              29,337,726
                                                ------------
------------------------------------------------------------
Total Investments--96.8%
             (cost $122,510,437; Note 4)         122,646,928
             Other assets in excess of
                liabilities--3.2%                  4,024,350
                                                ------------
             Net Assets--100%                   $126,671,278
                                                ------------
                                                ------------

---------------
Portfolio securities are classified by country according to the security's currency denomination.
* Percentage quoted represents yield to maturity as of purchase date.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Statement of Assets and Liabilities                   LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1995
Investments, at value (cost $122,510,437).................................................................      $   122,646,928
Foreign currency, at value (cost $6,615)..................................................................                6,601
Interest receivable.......................................................................................            4,069,452
Forward currency contracts--net amount receivable from counterparties.....................................            2,193,955
Receivable for Fund shares sold...........................................................................                  870
Deferred expenses and other assets........................................................................                8,876
                                                                                                                ----------------
   Total assets...........................................................................................          128,926,682
                                                                                                                ----------------
Liabilities
Forward currency contracts--net amount payable to counterparties..........................................            1,357,093
Payable for Fund shares reacquired........................................................................              366,731
Dividends payable.........................................................................................              196,380
Accrued expenses..........................................................................................              172,944
Due to Distributors.......................................................................................               72,840
Due to Manager............................................................................................               60,342
Withholding taxes payable.................................................................................               29,074
                                                                                                                ----------------
   Total liabilities......................................................................................            2,255,404
                                                                                                                ----------------
Net Assets................................................................................................      $   126,671,278
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $        15,055
   Paid-in capital in excess of par.......................................................................          177,857,942
                                                                                                                ----------------
                                                                                                                    177,872,997
   Accumulated distributions in excess of net investment income...........................................          (12,026,744)
   Accumulated net realized loss on investments...........................................................          (40,174,198)
   Net unrealized appreciation on investments and foreign currencies......................................              999,223
                                                                                                                ----------------
Net assets, October 31, 1995..............................................................................      $   126,671,278
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($18,216,421 / 2,171,015 shares of common stock issued and outstanding).............................                 $8.39
   Maximum sales charge (3.00% of offering price).........................................................                   .26
                                                                                                                ----------------
   Maximum offering price to public.......................................................................                 $8.65
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($108,454,102 / 12,883,781 shares of common stock issued and outstanding)...........................                 $8.42
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($755 / 89.65 shares of common stock issued and outstanding)........................................                 $8.42
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1995
Income
   Interest................................     $ 13,462,020
                                              ----------------
Expenses
   Distribution fee--Class A...............           30,229
   Distribution fee--Class B...............        1,044,370
   Management fee..........................          876,711
   Custodian's fees and expenses...........          280,000
   Transfer agent's fees and expenses......          271,000
   Reports to shareholders.................          102,000
   Registration fees.......................           46,000
   Amortization of organization expenses...           40,000
   Directors' fees and expenses............           37,000
   Audit fees and expenses.................           36,000
   Legal fees and expenses.................           18,000
   Miscellaneous...........................           11,202
                                              ----------------
      Total expenses.......................        2,792,512
                                              ----------------
Net investment income......................       10,669,508
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions.................       (4,592,543)
   Foreign currency transactions...........          715,828
   Written option transactions.............         (800,657)
                                              ----------------
                                                  (4,677,372)
                                              ----------------
Net change in unrealized appreciation/depreciation of:
   Investments.............................       (1,264,463)
   Foreign currencies......................        1,404,033
                                              ----------------
                                                     139,570
                                              ----------------
Net loss on investments and foreign
   currencies..............................       (4,537,802)
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $  6,131,706
                                              ----------------
                                              ----------------

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended October 31,
in Net Assets                          1995                1994
Operations
   Net investment income.......    $ 10,669,508        $  22,096,655
   Net realized loss on
      investments and foreign
      currency transactions....      (4,677,372)         (35,450,639)
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......         139,570            5,768,258
                                 ----------------    -----------------
Net increase (decrease) in net
   assets resulting from
   operations..................       6,131,706           (7,585,726)
                                 ----------------    -----------------
Net equalization debits........        (165,706)                  --
                                 ----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (1,153,940)                  --
      Class B..................      (7,189,730)                  --
      Class C..................             (76)                  --
                                 ----------------    -----------------
                                     (8,343,746)                  --
                                 ----------------    -----------------
   Tax return of capital
      distributions
      Class A..................        (212,807)          (2,411,703)
      Class B..................      (1,325,913)         (15,406,444)
      Class C..................             (14)                  --
                                 ----------------    -----------------
                                     (1,538,734)         (17,818,147)
                                 ----------------    -----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................      10,196,786           11,205,281
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       5,727,225           10,703,295
   Cost of shares reacquired...    (103,144,120)        (213,168,513)
                                 ----------------    -----------------
Net decrease in net assets from
   Fund share transactions.....     (87,220,109)        (191,259,937)
                                 ----------------    -----------------
Total decrease.................     (91,136,589)        (216,663,810)
Net Assets
Beginning of year..............     217,807,867          434,471,677
                                 ----------------    -----------------
End of year....................    $126,671,278        $ 217,807,867
                                 ----------------    -----------------
                                 ----------------    -----------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc., formerly known as Prudential Short-Term Global Income Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund consists of two series, namely: Limited Maturity Portfolio, formerly known as Short-Term Global Income Portfolio and Global Assets Portfolio. The Fund was incorporated in Maryland on February 21, 1990 and had no significant operations other than the issuance of 5,000 shares each of Class A and Class B common stock of the Limited Maturity Portfolio for $100,000 on September 21, 1990 to Prudential Mutual Fund Management, Inc. (``PMF''). The Limited Maturity Portfolio (the ``Portfolio'') commenced investment operations on November 1, 1990. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation, by investing primarily in a portfolio of investment grade debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Portfolio in the preparation of its financial statements. Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Government securities for which quotations are available will be based on prices provided by an independent pricing service or principal market makers. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated distributions in excess of net investment income and decrease accumulated net realized loss on investments by $3,211,158. This was primarily the result of net foreign currency losses incurred for the fiscal year ended October 31, 1995. Net investment income, net realized gains and net assets were not affected by this change. Included in accumulated
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
distributions in excess of net investment income as of October 31, 1995 is $11,290,809 of equalization debits.
Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate taxpaying entity. It is the Portfolio's intent to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $200,000 of organization and initial registration costs were incurred. These costs have been deferred and amortized over the 60 month period ended October 1995. PMF had agreed not to redeem the 10,000 shares purchased until all organization expenses have been amortized.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.
The Portfolio has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund. The Portfolio reimburses PMFD and compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''). The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A Plan, the Portfolio reimburses PMFD for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the year ended October 31, 1995. PMFD pays various broker-dealers, including PSI and Pruco Securities Corporation (``Prusec''), affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers. Pursuant to the Class B and C Plans, the Portfolio compensates PSI for distribution-related activities at an annual rate of up to 1% of the average daily net assets of both the Class B and C shares. Such expenses under the Class B and Class C Plans were both charged at .75 of 1% of the average daily net assets of the Class B and Class C shares for the year ended October 31, 1995. PMFD has advised the Portfolio that it has received approximately $4,900 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Portfolio that for the year ended October 31, 1995, it received approximately $363,000 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS'') a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended October 31, 1995, the Portfolio incurred fees of approximately $235,800 for the services of PMFS. As of October 31, 1995, approximately $15,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and options, for the year ended October 31, 1995 aggregated $186,919,204 and $223,087,468, respectively.
The United States federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $136,491 (gross unrealized appreciation--$1,437,677; gross unrealized depreciation--$1,301,186).
For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1995, of approximately $40,174,000 of which $26,697,000 expires in 2001, $12,011,000 expires in 2002 and $1,466,000 expires in 2003.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
Transactions in options written during the year ended October 31, 1995 were as follows:

                                        Number of
                                        Contracts     Premiums
                                          (000)       Received
                                        ----------    ---------
Options outstanding at October 31,
  1994                                          --           --
Options written                             24,626    $ 168,894
Options terminated in closing purchase
  transactions                             (24,626)    (168,894)
                                        ----------    ---------
Options outstanding at October 31,
  1995                                          --           --
                                        ----------    ---------
                                        ----------    ---------

At October 31, 1995, the Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date     Current     Appreciation
Purchase Contracts             Payable          Value      (Depreciation)
-------------------------- ---------------   -----------   -----------
Australian Dollars,
  expiring 11/27/95.......   $   551,934     $   561,802   $    9,868
British Pounds,
  expiring 11/27/95.......     5,040,254       5,029,861      (10,393 )
Deutschemarks,
  expiring
  11/1-11/27/95...........     8,946,809       9,119,855      173,046
Spanish Pesetas,
  expiring 11/2/95........    14,160,300      15,261,971    1,101,671
                           ---------------   -----------   -----------
                             $28,699,297     $29,973,489   $1,274,192
                           ---------------   -----------   -----------
                           ---------------   -----------   -----------

                              Value at
Foreign Currency           Settlement Date     Current     Appreciation
Sale Contracts               Receivable         Value      (Depreciation)
-------------------------- ---------------   -----------   -----------
British Pounds,
  expiring 11/27/95.......   $16,528,877     $16,456,570   $   72,307
Canadian Dollars,
  expiring 11/2/95........     6,330,818       6,492,473     (161,655 )
Deutschemarks,
  expiring
  11/1-11/27/95...........    14,991,107      14,638,066      353,041
European Currency Unit,
  expiring 11/27/95.......     1,984,835       1,957,999       26,836
French Francs,
  expiring
  11/27/95-9/16/96........     2,619,630       2,733,854     (114,224 )
Irish Punts,
  expiring 11/27/95.......    12,835,271      12,750,314       84,957
Netherland Guilders,
  expiring 11/27/95.......    10,912,473      10,698,268      214,205
Spanish Pesetas,
  expiring
  11/2-11/27/95...........    21,234,833      22,145,361     (910,528 )
Swedish Krona,
  expiring 11/27/95.......     4,792,141       4,794,410       (2,269 )
                           ---------------   -----------   -----------
                             $92,229,985     $92,667,315   $ (437,330 )
                           ---------------   -----------   -----------
                           ---------------   -----------   -----------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1995, the Portfolio has a 0.13% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represents $1,240,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
Goldman, Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Smith Barney, Shearson Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 1.5 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 15,054,886 shares of common stock issued and outstanding at October 31, 1995, PMF owned 10,000 shares.
Transactions in shares of common stock for the fiscal years ended October 31, 1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................    1,053,579    $   8,628,977
Shares issued in reinvestment of
  dividends and distributions.....       92,661          767,975
Shares reacquired.................   (3,098,461)     (25,766,282)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,952,221)     (16,369,330)
Shares issued upon conversion from
  Class B.........................      753,377        6,258,466
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (1,198,844)   $ (10,110,864)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................      551,897    $   4,763,324
Shares issued in reinvestment of
  dividends and distributions.....      194,713        1,743,925
Shares reacquired.................   (3,776,033)     (34,191,806)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (3,029,423)   $ (27,684,557)
                                    -----------    -------------
                                    -----------    -------------
Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................      185,701    $   1,562,291
Shares issued in reinvestment of
  dividends and distributions.....      592,358        4,959,179
Shares reacquired.................   (9,224,908)     (77,372,755)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (8,446,849)     (70,851,285)
Shares reacquired upon conversion
  into Class A....................     (751,567)      (6,258,466)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (9,198,416)   $ (77,109,751)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................      710,218    $   6,441,757
Shares issued in reinvestment of
  dividends and distributions.....    1,001,413        8,959,370
Shares reacquired.................  (20,015,210)    (178,976,707)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (18,303,579)   $(163,575,580)
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended October 31, 1995:
Shares sold.......................          664    $       5,518
Shares issued in reinvestment of
  dividends and distributions.....            9               71
Shares reacquired.................         (606)          (5,083)
                                    -----------    -------------
Net increase in shares
  outstanding.....................           67    $         506
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994* through
  October 31, 1994:
Shares sold.......................           23    $         200
                                    -----------    -------------
Increase in shares outstanding....           23    $         200
                                    -----------    -------------
                                    -----------    -------------

---------------
* Commencement of offering of Class C shares.
------------------------------------------------------------
Note 7. Proposed Reorganization
On September 28, 1995, the Directors of the Fund approved an Agreement and Plan of Reorganization (the ``Plan'') which provides for the transfer of substantially all of the assets and liabilities of the Global Assets Portfolio to the Limited Maturity Portfolio. Class A shares of the Global Assets Portfolio would be exchanged at net asset value for Class A shares of equivalent value of Limited Maturity Portfolio. The Global Assets Portfolio would then cease operations.
The Plan requires the approval of shareholders of the Global Assets Portfolio to become effective and a proxy/prospectus was mailed to shareholders in November 1995. If the Plan is approved, it is expected that the reorganization will take place in January 1996. The Global Assets Portfolio and Limited Maturity Portfolio will each bear their pro rata share of the costs of the reorganization, including costs of proxy solicitation.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Financial Highlights                                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      Class A
                                             ---------------------------------------------------------
                                                              Year Ended October 31,
                                             ---------------------------------------------------------
                                              1995        1994        1993         1992         1991
                                             -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  8.56     $  9.29     $  9.16     $   9.97     $  10.00
                                             -------     -------     -------     --------     --------
Income from investment operations
Net investment income.....................       .61         .70         .97          .96         1.03
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................      (.21)       (.86)       (.26)        (.95)        (.02)
                                             -------     -------     -------     --------     --------
   Total from investment operations.......       .40        (.16)        .71          .01         1.01
                                             -------     -------     -------     --------     --------
Less distributions
Dividends from net investment income......      (.48)         --        (.58)        (.82)       (1.03)
Tax return of capital distributions.......      (.09)       (.57)         --           --           --
Distributions from net capital gains......        --          --          --           --         (.01)
                                             -------     -------     -------     --------     --------
   Total distributions....................      (.57)       (.57)       (.58)        (.82)       (1.04)
                                             -------     -------     -------     --------     --------
Net asset value, end of year..............   $  8.39     $  8.56     $  9.29     $   9.16     $   9.97
                                             -------     -------     -------     --------     --------
                                             -------     -------     -------     --------     --------
TOTAL RETURN(a):..........................      4.92%      (1.89)%      7.96%       (0.07)%      10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $18,216     $28,841     $59,458     $101,358     $105,148
Average net assets (000)..................   $20,153     $38,000     $70,347     $119,171      $51,830
Ratios to average net assets:
   Expenses, including distribution
      fees................................      1.21%       1.17%       1.02%        1.08%        1.01%
   Expenses, excluding distribution
      fees................................      1.06%       1.02%        .87%         .93%         .86%
   Net investment income..................      7.25%       7.67%      10.81%        9.93%       10.23%
Portfolio turnover rate...................       199%        232%        307%         180%          66%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.
                                      B-38

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Financial Highlights                                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                       Class B                                  Class C
                                             ------------------------------------------------------------     -----------
                                                                                                                 Year
                                                                Year Ended October 31,                           Ended
                                             ------------------------------------------------------------     October 31,
                                               1995         1994         1993         1992         1991          1995
                                             --------     --------     --------     --------     --------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $   8.56     $   9.29     $   9.16     $   9.97     $  10.00       $  8.56
                                             --------     --------     --------     --------     --------      --------
Income from investment operations
Net investment income.....................        .56          .62          .88          .88          .95           .54
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................       (.19)        (.86)        (.26)        (.95)        (.02)         (.17)
                                             --------     --------     --------     --------     --------      --------
   Total from investment operations.......        .37         (.24)         .62         (.07)         .93           .37
                                             --------     --------     --------     --------     --------      --------
Less distributions
Dividends from net investment income......       (.43)          --         (.49)        (.74)        (.95)         (.43)
Tax return of capital distributions.......       (.08)        (.49)          --           --           --          (.08)
Distributions from net capital gains......         --           --           --           --         (.01)           --
                                             --------     --------     --------     --------     --------      --------
   Total distributions....................       (.51)        (.49)        (.49)        (.74)        (.96)         (.51)
                                             --------     --------     --------     --------     --------      --------
Net asset value, end of period............   $   8.42     $   8.56     $   9.29     $   9.16     $   9.97       $  8.42
                                             --------     --------     --------     --------     --------      --------
                                             --------     --------     --------     --------     --------      --------
TOTAL RETURN(a):..........................       4.60%       (2.62)%       7.00%       (0.86)%       9.51%         4.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $108,454     $188,966     $375,013     $606,899     $669,086          $755(d)
Average net assets (000)..................   $139,248     $281,143     $474,175     $814,734     $349,607        $1,461(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................       1.83%        1.97%        1.87%        1.93%        1.87%         1.70%
   Expenses, excluding distribution
      fees................................       1.08%        1.02%         .87%         .93%         .87%          .95%
   Net investment income..................       6.61%        6.82%        9.42%        9.05%        9.46%         6.43%
Portfolio turnover rate...................        199%         232%         307%         180%          66%          199%

                                             August 1,
                                              1994(c)
                                              Through
                                            October 31,
                                               1994
                                            -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $    8.61
                                            -----------
Income from investment operations
Net investment income.....................         .14
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................        (.06)
                                            -----------
   Total from investment operations.......         .08
                                            -----------
Less distributions
Dividends from net investment income......          --
Tax return of capital distributions.......        (.13)
Distributions from net capital gains......          --
                                            -----------
   Total distributions....................        (.13)
                                            -----------
Net asset value, end of period............   $    8.56
                                            -----------
                                            -----------
TOTAL RETURN(a):..........................        0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........        $200(d)
Average net assets (000)..................        $199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................         .93%(b)
   Expenses, excluding distribution
      fees................................         .18%(b)
   Net investment income..................        7.02%(b)
Portfolio turnover rate...................         232%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.
 (d) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Independent Auditors' Report                          LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio
   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio, as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio, as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995
--------------------------------------------------------------------------------

                                   APPENDIX A
                         GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.


Asset Allocation

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal (s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


                                      App-1

                                    APPENDIX
                           HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.










                                     CHART









Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                      App-2

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

--------------------------------------------------------------------------------

                                                                                                     YTD
                            '87      '88       '89       '90     '91       '92      '93      '94     9/95
----------------------------------------------------------------------------------------------------------
U.S. Govemment
Treasury
Bonds1                      2.0%     7.0%     14.4 %     8.5 %   15.3%     7.2%     10.7%   (3.4)%   10.3%
----------------------------------------------------------------------------------------------------------
U.S. Govemment
Mortgage
Securities2                 4.3%     8.7%     15.4 %    10.7 %   15.7%     7.0%      6.8%   (1.6)%   10.0%
----------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate
Bonds3                      2.6%     9.2%     14.1 %     7.1 %   18.5%     8.7%     12.2%   (3.9)%   12.8%
----------------------------------------------------------------------------------------------------------
U.S.
High Yield
Corporate
Bonds4                      5.0%    12.5%      0.8 %    (9.6)%   46.2%    15.8%     17.1%   (1.0)%   11.7%
----------------------------------------------------------------------------------------------------------
World
Govemment
Bonds5                     35.2%     2.3%     (3.4)%    15.3 %   16.2%     4.8%     15.1%    6.0 %   19.4%
----------------------------------------------------------------------------------------------------------
Difference between highest
and lowest return percent  33.2%    10.2%     18.8 %    24.9 %   30.9%    11.0%     10.3%    9.9 %    4.0%

--------------------------------------------------------------------------------
1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      App-3

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.













                                     CHART











Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.




                                      App-4

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a) Financial Statements:

         (1) The following financial statements are included in the Prospectus constituting Part A of this Registration Statement:

             Financial Highlights.


         (2) The following financial statements are included in the Statement of Additional Information, constituting Part B of this Registration Statement on behalf of the Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio.

    Portfolio of Investments at October 31, 1995

    Statement of Assets and Liabilities at October 31, 1995

    Statement of Operations for the fiscal year ended October 31, 1995

    Statement of Changes in Net Assets for the fiscal years ended October 31, 1995 and October 31, 1994


    Notes to Financial Statements

    Financial Highlights

    Independent Auditors' Report

(b) Exhibits:


     1. (a) Amended and Restated Articles of Incorporation incorporated by reference to Exhibit No. 1 to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (b) Articles of Amendment to the Articles of Incorporation effective October 3, 1995, incorporated by reference to Exhibit 1(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

        (c) Articles of Amendment to the Articles of Incorporation effective October 17, 1995, incorporated by reference to Exhibit 1(c) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.


     2. By-Laws of the Registrant incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     4. Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33470) filed on Edgar by Registrant on December 30, 1993.

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., Incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, Incorporated by reference to Exhibit No. 5(b) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     6. (a) Subscription Offering Agreement among the Registrant, Prudential-Bache Securities Inc. and Prudential Mutual Fund Distributors, Inc. incorporated by reference to Exhibit No. 6(c) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Subscription Offering Agreement among the Registrant, Prudential-Bache Securities Inc. and Prudential Mutual Fund Distributors, Inc. incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on December 18, 1990.

        (c)(i) Distribution Agreement between the Registrant and Prudential Mutual Fund Distributors for the Class A shares of each Portfolio dated July 1, 1993, incorporated by reference to Exhibit 6 (e)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (c)(ii) Restated Distribution Agreement between the Fund and Prudential Securities Incorporated for the Class B shares dated July 1, 1993, incorporated by reference to Exhibit 6 (e)(iii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.


        (c)(iii) Distribution Agreement for Class A shares incorporated by reference to Exhibit No. 6(c)(iii) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (c)(iv) Distribution Agreement for Class B shares incorporated by reference to Exhibit No. 6(c)(iv) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (c)(v) Distribution Agreement for Class C shares incorporated by reference to Exhibit No. 6(c)(v) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

     8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Form of Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to
        Exhibit 9(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

     9. Transfer Agency and Dividend Disbursing Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     10. Opinion of Counsel.*

     11. Consent of Independent Accountants.*

     13.Purchase   Agreement.   Incorporated  by  reference  to  Exhibit  13  to
        Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     14. Not Applicable.

     15.(a)(i)  Distribution  and Service Plan for Class A shares of  Short-Term
        Global Income Portfolio dated July 1, 1993, incorporated by reference to
        Exhibit 15(a)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (b)(i) Distribution and Service Plan for Class B shares of the Fund dated July 1, 1993, incorporated by reference to Exhibit 15(b)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (b)(ii) Distribution and Service Plan for Class A shares of Global Assets Portfolio dated July 1, 1993, incorporated by reference to
        Exhibit 15(b)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.


        (c) Distribution and Service Plan for Class A shares of the Short-Term Global Income Portfolio and Global Assets Portfolio incorporated by reference to Exhibit No. 15(c) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (d) Distribution and Service Plan for Class B shares of the Short-Term Global Income Portfolio incorporated by reference to Exhibit No. 15(d) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (e) Distribution and Service Plan for Class C shares of the Short-Term Global Income Portfolio incorporated by reference to Exhibit No. 15(e) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

     16. Schedule of Computation of Performance Quotations.*

     17. Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*


------------
* Filed herewith.

Item 25. Persons Controlled by or Under Common Control with Registrant.
    No person is controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities.


    As of January 26, 1996 there were 5,752 Class A shareholders, 8,396 Class B shareholders and 4 Class C shareholders of the Limited Maturity Portfolio of the Fund.


Item 27. Indemnification.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VI of the Fund's Articles of Incorporation (Exhibit 1 to the Registration Statement) and Section 2-418 of the Maryland General Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registrant unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 6(a) and (b) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The Registrant intends to purchase an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, the Management Agreement and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain, in effect.

Item 28. Business and other Connections of Investment Adviser

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed in March 1995).


    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


Name and Address           Position with PMF                             Principal Occupations
----------------           -----------------                             ---------------------


Brendan D. Boyle           Executive Vice             Executive Vice President, Director of Marketing and Director, PMF; Senior
                           President,                   Vice President, Prudential Securities Incorporated (Prudential Securities);
                           Director of                  Chairman and Director, Prudential Mutual Fund Distributors, Inc. (PMFD)
                           Marketing and
                           Director

Stephen P. Fisher          Senior Vice President      Senior Vice President, PMF; Senior Vice President, Prudential Securities;
                                                        Vice President, PMFD

Frank W. Giordano          Executive Vice             Executive Vice President, General Counsel, Secretary and Director, PMF and
                           President, General           PMFD; Senior Vice President, Prudential Securities; Director, Prudential
                           Counsel,                     Mutual Fund Services, Inc. (PMFS)
                           Secretary and
                           Director

Robert F. Gunia            Executive Vice            Executive Vice President, Chief Financial and Administrative Officer, Treasurer
                           President, Chief             and Director, PMF; Senior Vice President, Prudential Securities; Executive
                           Financial and                Vice President, Chief Financial Officer, Treasurer and Director,
                           Administrative               PMFD; Director, PMFS
                           Officer, Treasurer
                           and Director




Name and Address           Position with PMF                             Principal Occupations
----------------           -----------------                             ---------------------


Theresa A. Hamacher        Director                   Director, PMF; Vice President, Prudenital; Vice President,
Prudential Plaza                                        Prudential Investment Corporation (PIC)
Newark, NJ 07102

Timothy J. O'Brien         Director                   President, Chief Executive Officer, Chief Operating Officer and
                                                        Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                        Director, PMF

Richard A. Redeker         President, Chief           President,Chief Executive Officer and Director, PMF; Executive Vice President,
                           Executive Officer and        Director and Member of Operating Committee, Prudential Securities;
                           Director                     Director, Prudential Securities Group, Inc. (PSG); Executive Vice President,
                                                        PIC; Director, PMFD; Director, PMFS

S. Jane Rose               Senior Vice                Senior Vice President, Senior Counsel and Assistant Secretary, PMF; Senior
                           President,                   Senior Vice President and Senior Counsel, Prudential Securities
                           Counsel and
                           Assistant Secretary

Donald G. Southwell        Director Senior Vice President, Prudential; Director, PSG
213 Washington Street
Newark, NJ 07102


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


Name and Address           Position with PIC                             Principal Occupations
----------------           -----------------                             ---------------------


William M. Bethke          Senior Vice President      Senior Vice President, The Prudential Insurance Company of America
Two Gateway Center                                      (Prudential); Senior Vice President, PIC
Newark, NJ 07102

John D. Brookmeyer, Jr.    Senior Vice President     Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway             and Director                Director, PIC
Short Hills, NJ 07078

Theresa A. Hamacher        Vice President            Vice President, Prudential; Vice President, PIC Director, PMF

Harry E. Knapp, Jr.        President, Chairman of    President, Chairman of the Board, Chief Executive Officer and
                           the Board, Chief            Director, PIC; Vice President, Prudential
                           Executive Officer and
                           Director

William P. Link            Senior Vice               Executive Vice President, Prudential; Senior Vice President, PIC
Four Gateway Center        President
Newark, NJ 07102

Richard A. Redeker         Executive Vice            President, Chief Executive Officer and Director, PMF; Executive Vice
One Seaport Plaza          President                   President, Director and Member of Operating Committee, Prudential
New York, NY 10292                                     Securities; Director, PSG; Executive Vice President, PIC; Director,
                                                       PMFD; Director, PMFS

Eric A. Simonson           Vice President            Vice President and Director, PIC; Executive Vice President,
                           and Director                Prudential

Claude J. Zinngrabe, Jr.   Executive Vice            Vice President, Prudential; Executive Vice President, PIC
                           President

Item 29. Principal Underwriters

    (a) Prudential Securities Incorporated


    Prudential Securities is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Government Securities Trust (Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series), Prudential-Bache MoneyMart Assets (d/b/a Prudential MoneyMart Assets), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential Tax-Free Money Fund, Inc. Prudential Jennison Fund, Inc., The Target Portfolio Trust, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential
Government  Income  Fund,  Inc.,   Prudential  Growth  Opportunity  Fund,  Inc.,
Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                         Corporate Investment Trust Fund
                         Prudential Equity Trust Shares
                         National Equity Trust
                         Prudential Unit Trusts
                         Government Securities Equity Trust
                         National Municipal Trust


    (b)  Information   concerning  the  directors  and  officers  of  Prudential
Securities Incorporated is set forth below.


                           Positions and                                      Positions and
                           Offices with                                       Offices with
Name(1)                    Underwriter                                        Registrant
-------                    -------------                                      -------------


Robert Golden ...........  Executive Vice President and Director                None
One New York Plaza
New York, NY
Alan D. Hogan ...........  Executive Vice President, Chief Administrative       None
                             Officer and Director
George A. Murray ........  Executive Vice President and Director                None
Leland B. Paton .........  Executive Vice President and Director                None
Vincent T. Pica, II .....  Executive Vice President and Director                None
Martin Pfinsgraff .......  Executive Vice President, Chief Financial            None
                             Officer and Director
Richard A. Redeker ......  Executive Vice President and Director                President and
                                                                                   Director
Hardwick Simmons ........  Chief Executive Officer, President and Director      None
Lee B. Spenser Jr. ......  General Counsel, Executive Vice President,           None
                             Secretary and Director


-------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy,
Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1 (b)(5), (6),
(7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

Item 31. Management Services

    Other than as set forth under the captions "How the Fund is Managed-Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

    1. The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of New York, and State of New York, on the 8th day of February, 1996.

                              PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

                              By /s/ Richard A. Redeker
                              ---------------------------------------------
                              Richard A. Redeker

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                                   Date
---------                     -----                                   ----
/s/ Stephen C. Eyre           Director                          February 8, 1996
--------------------------
    Stephen C. Eyre

/s/ Delayne D. Gold           Director                          February 8, 1996
--------------------------
    Delayne D. Gold

/s/ Dan G. Hoff               Director                          February 8, 1996
--------------------------
    Dan G. Hoff

/s/ Harry A. Jacobs Jr.       Director                          February 8, 1996
--------------------------
    Harry A. Jacobs, Jr.

/s/ Sidney R. Knafel          Director                          February 8, 1996
--------------------------
    Sidney R. Knafel

                              Director
--------------------------
    Robert E. LaBlanc

/s/ Thomas A. Owens Jr.       Director                          February 8, 1996
--------------------------
Thomas A. Owens, Jr.

/s/ Richard A. Redeker        President and Director            February 8, 1996
--------------------------
Richard A. Redeker

/s/ Clay T. Whitehead         Director                          February 8, 1996
--------------------------
Clay T. Whitehead

/s/ Grace C. Torres           Treasurer and                     February 8, 1996
--------------------------      Principal Financial and
Grace C. Torres                 Accounting Officer

                                 EXHIBIT INDEX
(b) Exhibits:


     1. (a) Amended and Restated Articles of Incorporation incorporated by reference to Exhibit No. 1 to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (b) Articles of Amendment to the Articles of Incorporation effective October 3, 1995, incorporated by reference to Exhibit 1(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

        (c) Articles of Amendment to the Articles of Incorporation effective October 17, 1995, incorporated by reference to Exhibit 1(c) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.


     2. By-Laws of the Registrant incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     4. Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33470) filed on Edgar by Registrant on December 30, 1993.

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., Incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, Incorporated by reference to Exhibit No. 5(b) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     6. (a) Subscription Offering Agreement among the Registrant, Prudential-Bache Securities Inc. and Prudential Mutual Fund Distributors, Inc. incorporated by reference to Exhibit No. 6(c) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Subscription Offering Agreement among the Registrant, Prudential-Bache Securities Inc. and Prudential Mutual Fund Distributors, Inc. incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on December 18, 1990.

        (c)(i) Distribution Agreement between the Registrant and Prudential Mutual Fund Distributors for the Class A shares of each Portfolio dated July 1, 1993, incorporated by reference to Exhibit 6 (e)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (c)(ii) Restated Distribution Agreement between the Fund and Prudential Securities Incorporated for the Class B shares dated July 1, 1993, incorporated by reference to Exhibit 6 (e)(iii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (c)(iii) Distribution Agreement for Class A shares incorporated by reference to Exhibit No. 6(c)(iii) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (c)(iv) Distribution Agreement for Class B shares incorporated by reference to Exhibit No. 6(c)(iv) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (c)(v) Distribution Agreement for Class C shares incorporated by reference to Exhibit No. 6(c)(v) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

     8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

        (b) Form of Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to
        Exhibit 9(b) to the Registration Statement on Form N-14 (File No. 33-63625) filed via EDGAR on October 24, 1995.

     9. Transfer Agency and Dividend Disbursing Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     10. Opinion of Counsel.*

     11. Consent of Independent Accountants.*

     13.Purchase   Agreement.   Incorporated  by  reference  to  Exhibit  13  to
        Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-33479) filed by Registrant on October 22, 1990.

     14. Not Applicable.

     15.(a)(i)  Distribution  and Service Plan for Class A shares of  Short-Term
        Global Income Portfolio dated July 1, 1993, incorporated by reference to
        Exhibit 15(a)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (b)(i) Distribution and Service Plan for Class B shares of the Fund dated July 1, 1993, incorporated by reference to Exhibit 15(b)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.

        (b)(ii) Distribution and Service Plan for Class A shares of Global Assets Portfolio dated July 1, 1993, incorporated by reference to
        Exhibit 15(b)(ii) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on December 30, 1993.


        (c) Distribution and Service Plan for Class A shares of the Short-Term Global Income Portfolio and Global Assets Portfolio incorporated by reference to Exhibit No. 15(c) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (d) Distribution and Service Plan for Class B shares of the Short-Term Global Income Portfolio incorporated by reference to Exhibit No. 15(d) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

        (e) Distribution and Service Plan for Class C shares of the Short-Term Global Income Portfolio incorporated by reference to Exhibit No. 15(e) to Post-Effecitve Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-33479) filed via EDGAR on January 3, 1995.

     16. Schedule of Computation of Performance Quotations.*

     17. Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*


------------
* Filed herewith.